   As filed with the Securities and Exchange Commission on November 16, 2005



                                                      Registration Nos. 33-37883
                                                                        811-6231
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                            ------------------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|


                       POST-EFFECTIVE AMENDMENT No. 22                       |X|


                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|



                              AMENDMENT No. 24                               |X|


                        (Check appropriate box or boxes)

                            ------------------------

                                GIAC FUNDS, INC.
                                    Formerly
                                GBG FUNDS, INC.
                                    formerly
                    BAILLIE GIFFORD INTERNATIONAL FUND, INC
               (Exact Name of Registrant as Specified in Charter)

               C/O THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                   7 HANOVER SQUARE, NEW YORK, NEW YORK 10004
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number: (212) 598-8259

                            ------------------------


                          Richard T. Potter, Jr., Esq.
                           c/o The Guardian Insurance
                             & Annuity Company, Inc
                                7 Hanover Square
                            New York, New York 10004
                    (Name and Address of Agent for Service)


                            ------------------------

      It is proposed that this filing will become effective (check appropriate box):



            |X| immediately upon filing pursuant to paragraph (b) of Rule 485


            |_| on (date) pursuant to paragraph (b) of Rule 485

            |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485


            |_| on (date) pursuant to paragraph (a)(1) of Rule 485


            |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            |_| on (date) pursuant to paragraph (a)(2) of Rule 485.


      If appropriate, check the following box:

            |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

================================================================================

                                [GUARDIAN LOGO]

                                GIAC FUNDS, INC.

                       Amendment dated November 16, 2005
                      to the Prospectus dated May 1, 2005

The following disclosure is inserted under the heading "Special Investment Techniques" with respect to Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund, and The Guardian Small Cap Stock Fund:

EXCHANGE-TRADED FUNDS

The Fund may invest in exchange-traded funds ("ETFs"), which typically are index funds. Investments in ETFs are subject to the risk of investments in other investment companies. For example, the price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to mutual funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted, the shares may be de-listed from the exchange or stock trading may be halted generally.

REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITS are similar to those associated with direct investments in real estate, including volatility in the housing market or other adverse economic conditions that affect real estate investments.

The following is inserted as the last paragraph under the heading "Fund Management -- The Fund's Investment Adviser":

A discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement, and investment sub-advisory agreement, as applicable, is available in the Funds' semi-annual report to shareholders for the six-month period ended June 30, 2005.

The information under the heading "Financial Highlights" with respect to each Fund is deleted and replaced by the following:

The financial highlights table is intended to help you understand the financial performance for the Funds over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2000, 2001, 2002, 2003 and 2004 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report. The information for the six months ended June 30, 2005 is unaudited and is included in the Fund's semi-annual report. The annual report and semi-annual report are available upon request.

-  BAILLIE GIFFORD INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

                                           SIX MONTHS
                                              ENDED                YEAR ENDED DECEMBER 31, (AUDITED)
                                          JUNE 30, 2005   ----------------------------------------------------
                                           (UNAUDITED)      2004       2003       2002       2001       2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $15.60        $13.40     $10.46     $12.72     $16.24     $26.78
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.19          0.16       0.14       0.11       0.05       0.03
  Net realized and unrealized
    gain/(loss) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currency                                   (0.20)         2.08       2.99      (2.36)     (3.34)     (5.39)
--------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
    investment operations                      (0.01)         2.24       3.13      (2.25)     (3.29)     (5.36)
--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income                        (0.26)        (0.04)     (0.19)     (0.01)        --         --
  Net realized gain on investments and
    foreign currency related
    transactions                                  --            --         --         --      (0.23)     (5.18)
--------------------------------------------------------------------------------------------------------------
  Total dividends and distributions            (0.26)        (0.04)     (0.19)     (0.01)     (0.23)     (5.18)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $15.33        $15.60     $13.40     $10.46     $12.72     $16.24
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                 (0.08)%(a)     16.72%     30.03%    (17.70)%   (20.40)%   (20.00)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)                                $183,499      $189,858   $194,159   $163,815   $255,651   $570,284
  Ratio of expenses to average net
    assets                                      1.05%(b)      1.01%      1.05%      1.02%      0.99%      0.97%
  Ratio of net investment income to
    average net assets                          2.33%(b)      1.03%      1.17%      0.89%      0.59%      0.12%
  Portfolio turnover rate                         14%           24%        41%        39%        40%        55%
--------------------------------------------------------------------------------------------------------------

 *Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
  Inclusion of such charges would reduce the total returns for all periods shown.
(a)Not annualized.
(b)Annualized.

-  BAILLIE GIFFORD EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

                                                SIX MONTHS
                                                   ENDED              YEAR ENDED DECEMBER 31, (AUDITED)
                                               JUNE 30, 2005   -----------------------------------------------
                                                (UNAUDITED)     2004      2003      2002      2001      2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $16.43       $13.60     $8.91     $9.57     $9.02    $12.73
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                       0.15         0.11      0.10      0.05      0.07     (0.04)
  Net realized and unrealized gain/(loss) on
    investments and translation of other
    assets and liabilities denominated in
    foreign currency                                 1.22         3.09      4.69     (0.66)     0.50     (3.50)
--------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from investment
    operations                                       1.37         3.20      4.79     (0.61)     0.57     (3.54)
--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income                             (0.03)       (0.03)    (0.10)    (0.05)    (0.02)       --
  Net realized gain on investments and
    foreign currency related transactions           (0.28)       (0.34)       --        --        --     (0.17)
--------------------------------------------------------------------------------------------------------------
  Total dividends and distributions                 (0.31)       (0.37)    (0.10)    (0.05)    (0.02)    (0.17)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $17.49       $16.43    $13.60     $8.91     $9.57     $9.02
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                        8.41%(a)    23.56%    53.92%    (6.34)%    6.30%   (27.81)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)       $87,981      $74,081   $55,252   $33,211   $56,513   $58,636
  Ratio of expenses to average net assets            1.52%(b)     1.57%     1.82%     1.54%     1.48%     1.38%
  Ratio of net investment income/(loss) to
    average net assets                               1.81%(b)     0.76%     0.99%     0.42%     0.84%    (0.22)%
  Portfolio turnover rate                              19%          75%       71%      101%      103%       95%
--------------------------------------------------------------------------------------------------------------

 *Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
  Inclusion of such charges would reduce the total returns for all periods shown.
(a)Not annualized.
(b)Annualized.

-  THE GUARDIAN SMALL CAP STOCK FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

                                           SIX MONTHS
                                              ENDED                YEAR ENDED DECEMBER 31, (AUDITED)
                                          JUNE 30, 2005   ----------------------------------------------------
                                           (UNAUDITED)      2004       2003       2002       2001       2000
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $17.22        $17.83     $12.43     $14.71     $15.96     $17.18
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.00(a)      (0.05)     (0.04)     (0.01)      0.00(a)    (0.01)
  Net realized and unrealized
    gain/(loss) on investments                 (0.68)         2.66       5.44      (2.27)     (1.25)     (0.60)
--------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
    investment operations                      (0.68)         2.61       5.40      (2.28)     (1.25)     (0.61)
--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income                           --            --         --     (0.00)(a)   (0.00)(a)       --
  Net realized gain on investments             (1.48)        (3.22)        --         --     (0.00)(a)    (0.61)
--------------------------------------------------------------------------------------------------------------
  Total dividends and distributions            (1.48)        (3.22)        --      (0.00)     (0.00)     (0.61)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $15.06        $17.22     $17.83     $12.43     $14.71     $15.96
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                  (3.85)%(b)    15.17%     43.44%    (15.50)%    (7.83)%    (3.38)%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)                                $234,660      $304,309   $303,927   $228,953   $266,038   $288,015
  Ratio of expenses to average net
    assets                                      0.84%(c)      0.82%      0.83%      0.84%      0.84%      0.82%
  Ratio of net investment income/(loss)
    to average net assets                       0.03%(c)     (0.28)%    (0.24)%    (0.05)%     0.01%     (0.05)%
  Portfolio turnover rate                         70%          125%       107%       109%       134%       128%
--------------------------------------------------------------------------------------------------------------

 *Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
  Inclusion of such charges would reduce the total returns for all periods shown.
(a)Rounds to less than $0.01.
(b)Not annualized.
(c)Annualized.

PROSPECTUS
May 1, 2005

BAILLIE GIFFORD
INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND seeks long-term capital appreciation. Income is not a specific objective, although it is anticipated that long-term capital appreciation will be accompanied by dividend income.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                          PROSPECTUS  1

PRINCIPAL COUNTRIES
A significant part of the Fund's
assets will normally be divided
among Continental Europe, the
United Kingdom, Japan and
Asia (including Australia and
New Zealand).

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the value of the Fund's net assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies domiciled outside of the United States. Convertible securities are described in the section called Risks and special investment techniques.

The investment philosophy of Baillie Gifford Overseas Limited, the Fund's investment Sub-adviser (the "investment adviser") is to add value through active management by making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

The investment adviser's investment style primarily uses a bottom-up, stock driven approach, with the objective to select stocks that can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. The investment adviser looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach toward shareholders. The main fundamental factors the investment adviser considers when analyzing companies in this bottom-up analysis (in order of importance) are: earnings growth, cash flow growth, profitability, debt and interest cover, and valuation.

To determine how to allocate its assets geographically, the Fund evaluates economic, market and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments and political and social conditions.

The Fund does not usually focus its investments in a particular industry or country. In constructing the portfolio, the investment adviser normally takes into account the industry and country allocations in the Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia and Far East (EAFE). A significant part of the Fund's assets will normally be divided among Continental Europe, the United Kingdom, Japan and Asia (including Australia and New Zealand). However, there are no limitations on how much money the Fund can invest in any one country. Up to 10% of the Fund's total assets may be invested in countries in emerging markets when the investment adviser believes it would be appropriate to do so.

The Fund invests its assets primarily in large, well-established companies, but will also invest in smaller and newer companies.

The Fund may also invest in foreign issuers through American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or similar investment vehicles. To attempt to manage the risk of changes in currency exchange rates, the Fund may use special investment techniques, such as forward

 2 PROSPECTUS                          BAILLIE GIFFORD INTERNATIONAL GROWTH FUND
foreign currency exchange contracts. These securities are described in Risks and special investment techniques.

As a temporary defensive measure, if the Fund's investment adviser believes investing in foreign equity securities is too risky, the Fund may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. These include the risk that share prices of the securities in its portfolio can be driven up or down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. Since most of the securities in the Fund's portfolio are invested abroad, you face risks in addition to those of investing in domestic equity markets. The Fund's investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. All of these factors can affect the value of securities and their earnings.

Although forward foreign currency contracts will not be used for speculative purposes, the Fund may lose money through use of these contracts if the investment adviser's judgment about the direction of currency exchange rates is incorrect.

The Fund's investments in smaller, newer companies may involve additional risks such as limited financial resources, product lines and markets, and greater volatility.

To the limited extent that the Fund invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

You should be aware that the performance of different types of equity securities may decline under varying market conditions -- for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen and vice versa.

For more information on stock market risks, foreign investment risk, and emerging market risk see the section called Risks and special investment techniques.

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                          PROSPECTUS  3

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
27.00% for the quarter ended
12/31/1999.

WORST QUARTER
-19.34% for the quarter ended
9/30/2002.

HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how its performance has varied over the past 10 years. Past results do not necessarily indicate how the Fund will perform in the future. The returns in the chart do not include the effect of charges and expenses attributable to the variable products that offer this Fund as an investment option. If the effect of the charges and expenses were reflected, returns would be lower than those shown.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(for years ended December 31)

[TOTAL RETURNS BAR CHART]

1995                                                                             11.23
1996                                                                             15.41
1997                                                                             11.93
1998                                                                             21.17
1999                                                                             39.11
2000                                                                            -20.00
2001                                                                            -20.40
2002                                                                            -17.70
2003                                                                             30.03
2004                                                                             16.72

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

 4 PROSPECTUS                          BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2004. It compares the Fund's performance with the Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE), an index that is generally considered to be representative of international stock market activity. Past results do not necessarily indicate how the Fund will perform in the future.

                                              1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------
Baillie Gifford International Growth Fund     16.72%    -4.48%     6.78%
-------------------------------------------------------------------------
MSCI (EAFE) Growth Index                      16.48%    -5.77%     3.41%
-------------------------------------------------------------------------

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

  MAXIMUM SALES            MAXIMUM DEFERRED SALES
  CHARGE TO BUY        CHARGE TO SELL SHARES, AS A %
SHARES, AS A % OF    OF THE ORIGINAL PURCHASE PRICE OR
THE OFFERING PRICE   SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------
None                                                None
--------------------------------------------------------

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)

MANAGEMENT  DISTRIBUTION   OTHER
   FEES     (12b-1) FEES  EXPENSES   TOTAL
--------------------------------------------
0.80%               None     0.21%     1.01%
--------------------------------------------

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                          PROSPECTUS  5

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

The example assumes:

- you invest $10,000 for the time periods shown and redeem your shares at the end of the period

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

The costs of investing in the Fund would be:

1 YEAR   3 YEARS  5 YEARS  10 YEARS
-----------------------------------
$103        $322     $558    $1,236
-----------------------------------

 6 PROSPECTUS                          BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Fund's investment advisers expect to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- a stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

FOREIGN MARKET RISKS

Investing in foreign securities, particularly those of emerging markets (see the section called Emerging market risk below), involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund may not perform as well as other possible investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                          PROSPECTUS  7

Many countries in which the Fund invests have markets that are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact the Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.

EMERGING MARKET RISK

Emerging market countries may have higher relative rates of inflation than developed countries, and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and securities markets of those countries. The result could be expropriation of assets, which could wipe out the entire value of the Fund's investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk of currency depreciation or devaluation relative to the

 8 PROSPECTUS                          BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

U.S. dollar, which could adversely affect any investment made by the Fund.

The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays, and making it harder for the Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, which often indicates an increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. If this happens, the Fund may ask the Securities and Exchange Commission for permission to suspend the sale of the Fund's shares during the emergency. Prior to receipt of the SEC's determination, portfolio securities in the affected markets would be priced at fair value as determined in good faith by, or under the direction of, the Directors.

SMALL COMPANY RISKS

To the extent that the Fund invests in smaller companies, you face additional risks. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.

ASSET ALLOCATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

TEMPORARY DEFENSIVE POSITION

The Fund may take a temporary defensive position in response to emergency or extraordinary circumstances. The Fund may invest in debt obligations or cash instruments and may borrow up to 20% of the value of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.

PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return. Historically, the Fund has not had a high portfolio turnover; however, the investment adviser will buy

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                          PROSPECTUS  9
and sell securities as it deems necessary in an attempt to maximize returns.

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money for temporary emergency purposes or to facilitate redemptions. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The Fund may commit up to 20% of its total assets to borrowings.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Fund's investment adviser misjudges the direction of interest rates markets or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use forward foreign currency exchange contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction

 10 PROSPECTUS                         BAILLIE GIFFORD INTERNATIONAL GROWTH FUND
depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limits for the Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investment in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, indices of securities, financial futures contracts, foreign currencies or foreign currency futures within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser misjudges the direction of the market for a security, the Fund could lose money by

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                         PROSPECTUS  11
using options - more money than it would have lost by investing directly in the security.

PRIVATIZATIONS

Some foreign governments have begun programs to divest all or part of their interests in government owned or controlled enterprises. These programs are known as privatizations. Investing in these enterprises may offer significant opportunities for capital appreciation. However, foreign investors such as the Fund may be limited to terms less advantageous than those offered to local investors. There is no assurance that foreign governments will continue to privatize enterprises, or that these programs will be successful.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.

 12 PROSPECTUS                         BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

The investment adviser for the Fund is Guardian Baillie Gifford Limited (GBG), an investment management company based in Edinburgh, Scotland. It is responsible for the overall investment management of the Fund, which includes buying and selling securities, choosing brokers and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by Baillie Gifford Overseas Limited (BG Overseas), which is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K. BG Overseas is the sub-adviser for the Fund. GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas and Baillie Gifford & Co. are all located at 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

The investment adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GBG a fee at the annual rate of 0.80% of average net assets.

PORTFOLIO MANAGER

R. Robin Menzies has been in charge of the geographical diversification of the International Fund's assets since its inception. Mr. Menzies is supported by investment teams at BG Overseas, who make the securities selections for the International Fund, and an investment policy committee of the firm reviews geographical allocations and presents recommendations to Mr. Menzies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co.

The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, any other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                         PROSPECTUS  13

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make such payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING

Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.

Funds that invest in foreign securities, such as the International Growth Fund, are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.

 14 PROSPECTUS                         BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

Other types of securities that the Fund may hold, such as small-cap stocks, may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

FUND POLICIES AND PROCEDURES

The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

- limiting the frequency of transfers to not more than once every 30 days;

- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

- refusing to act on instructions of an agent acting under a power of attorney on your behalf;

- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or

- impose a holding period between transfers.

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                         PROSPECTUS  15

Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:

- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;

- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;

- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.

While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.

The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.

We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the

 16 PROSPECTUS                         BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

Fund's current net asset value, or NAV. Securities primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value of the Fund's shares may change on days when GIAC will not be able to purchase or redeem the Fund's shares on behalf of contractowners.

NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.

Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.

If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day that the NAV for the Fund is determined. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of the Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.

The Fund's fair value pricing procedures, among other things, require the Fund to apply a fair value to foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of the Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND                         PROSPECTUS  17
additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment company taxable income or net capital gains which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 18 PROSPECTUS                         BAILLIE GIFFORD INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                    YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------
                                                  2004          2003          2002          2001          2000
                                                --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year                $13.40        $10.46        $12.72        $16.24        $26.78
                                                --------      --------      --------      --------      --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.16          0.14          0.11          0.05          0.03
Net Realized and Unrealized Gain/(Loss) on
  Investments and Translation of Other Assets
  and Liabilities Denominated in Foreign
  Currency                                          2.08          2.99         (2.36)        (3.34)        (5.39)
                                                --------      --------      --------      --------      --------
Net Increase/(Decrease) from Investment
  Operations                                        2.24          3.13         (2.25)        (3.29)        (5.36)
                                                --------      --------      --------      --------      --------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM
Net Investment Income                              (0.04)        (0.19)        (0.01)           --            --
Net Realized Gain on Investments and Foreign
  Currency Related Transactions                       --            --            --         (0.23)        (5.18)
                                                --------      --------      --------      --------      --------
Total Dividends and Distributions                  (0.04)        (0.19)        (0.01)        (0.23)        (5.18)
                                                --------      --------      --------      --------      --------
Net Asset Value, End of Year                      $15.60        $13.40        $10.46        $12.72        $16.24
                                                --------      --------      --------      --------      --------
Total Return*                                      16.72%        30.03%       (17.70)%      (20.40)%      (20.00)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)         $189,858      $194,159      $163,815      $255,651      $570,284
Ratio of Expenses to Average Net Assets             1.01%         1.05%         1.02%         0.99%         0.97%
Ratio of Net Investment Income to Average Net
  Assets                                            1.03%         1.17%         0.89%         0.59%         0.12%
Portfolio Turnover Rate                               24%           41%           39%           40%           55%

--------------------
* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

BAILLIE GIFFORD INTERNATIONAL FUND                                PROSPECTUS  19

FOR MORE DETAILED INFORMATION

ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.

The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-6231

 20 PROSPECTUS                                BAILLIE GIFFORD INTERNATIONAL FUND

PROSPECTUS
May 1, 2005

BAILLIE GIFFORD
EMERGING MARKETS
FUND

INVESTMENT OBJECTIVE

BAILLIE GIFFORD EMERGING MARKETS FUND
seeks long-term capital appreciation.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  1

EMERGING MARKETS
The Fund defines an emerging
market country as one whose
economy or markets are
considered by the International
Finance Corporation and the
World Bank to be emerging or
developing, as well as countries
which are classified by the
United Nations as developing.
An emerging market company
is one that is organized under
the laws of, or has its principal
office in, an emerging market
country; derives 50% or more
of its revenue from goods
produced, services performed
or sales made in emerging
market countries; or for which
the principal securities market
is located in an emerging
market country.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Normally, at least 80% of the value of the Fund's net assets is invested in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets. Convertible securities are described in the section called Risks and special investment techniques.

The Fund defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as countries which are classified by the United Nations as developing. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.

The Fund expects to invest in some or all of the following emerging market countries: Argentina, Brazil, Botswana, Bulgaria, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Greece, Hungary, India, Indonesia, Israel, Jordan, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Venezuela, and Zimbabwe. Baillie Gifford Overseas Limited, the Fund's investment Sub-adviser (the "investment adviser") determines the universe of emerging market countries, and this list may change based on the investment adviser's assessment of a country's suitability for investment.

In constructing the portfolio, the investment adviser takes into account the industry and country allocations in the Morgan Stanley Capital International
(MSCI) Emerging Markets Free (EMF) Index.

The investment adviser's investment philosophy is to add value through active management by making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

The investment adviser's investment style primarily uses a bottom-up, stock driven approach to country and asset allocation, with the objective to select stocks that can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. The investment adviser looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach towards shareholders. The main fundamental factors the adviser considers when analyzing companies in this bottom-up analysis (in order of importance) are: earnings growth, cash flow growth, profitability, debt and interest cover, and valuation.

 2 PROSPECTUS                              BAILLIE GIFFORD EMERGING MARKETS FUND

Some of the Fund's investments will be in smaller and newer companies in emerging market countries. In addition, up to 20% of the Fund's net assets may be invested in bonds and other types of debt securities issued by governments in emerging market countries; stocks and debt securities issued by companies or governments in developed countries; and cash or money market instruments. The Fund will invest in emerging market debt securities when the investment adviser believes that debt is more attractive than an equity investment in the same country, taking into account the risk and reward prospects of each type of investment.

Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below investment grade (commonly referred to as junk bonds). No more than 10% of the Fund's assets will be invested in below investment grade securities.

Some emerging market countries do not allow foreign companies, such as the Fund, to buy stocks and bonds in their countries. Purchases have to be made through government-authorized investment companies, sometimes at a price that exceeds the value of these securities. In these cases, you would bear higher expenses. The Fund may invest up to 10% of its total assets in these kinds of companies.

The Fund may also hold cash in U.S. dollars or foreign currencies and may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), or similar investment vehicles. To attempt to protect against adverse changes in currency exchange rates, it may also use special investment techniques such as forward foreign currency exchange contracts. For more information, see Risks and special investment techniques.

As a temporary defensive strategy, the Fund may significantly change its portfolio if the investment adviser believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Fund may acquire foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in this Fund is considered speculative because investing in emerging markets is riskier than investing in more developed markets.

There are several risks associated with investing in the Emerging Markets Fund. The Fund invests primarily in equity securities and is therefore subject to the general risks of investing in stock markets.

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  3

SPECIAL RISKS
Emerging markets present
special risks in addition to the
general risks of investing
abroad. These risks include
greater political and economic
instability, greater volatility in
currency exchange rates, less
developed securities markets
and possible trade barriers.

Since most of the securities in the Fund's portfolio are invested abroad, you face risks in addition to those of investing in domestic equity markets. The Fund's investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. All of these factors can affect the value of securities and their earnings.

Emerging markets present special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

Although forward foreign currency contracts will not be used for speculative purposes, the Fund may lose money through use of these contracts if the investment adviser's judgment about the direction of currency exchange rates is incorrect.

The Fund will invest in some companies with small market capitalization, exposing you to the risks of investing in small companies, such as limited financial resources, product lines and markets, and greater volatility. With respect to the 20% of the Fund's net assets that may be invested in debt securities, you face risks associated with the debt markets. Debt securities of emerging market companies are particularly subject to credit risk (the risk that the borrower will fail to repay principal and interest when due). Emerging market debt is generally more volatile and less liquid than debt issued in more developed countries. As with all debt securities, you will also be subject to interest rate risk (the risk that a debt obligation's price will be adversely affected by changes in interest rates). Finally, since debt securities issued in emerging markets are often rated below investment grade, you will have exposure to the risks of investing in junk bonds, including the risk that the bonds will be more sensitive to adverse economic conditions.

More detailed information about the stock market risk, foreign investment risk, including the particular risks of emerging markets, small company risk, and the risks of investing in debt securities, including junk bonds, appears in the section called Risks and special investment techniques.

 4 PROSPECTUS                              BAILLIE GIFFORD EMERGING MARKETS FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
38.82% for the quarter ended 12/31/1999.

WORST QUARTER
-22.64% for the quarter ended 9/30/1998.

HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how its performance has varied over the past 10 years. This performance information does not reflect separate account or variable insurance contract fees or charges. If these fees and charges were reflected, the Fund's returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(for years ended December 31)

[TOTAL RETURNS BAR CHART]

1995                                                                             -0.60
1996                                                                             24.59
1997                                                                              1.97
1998                                                                            -26.77
1999                                                                             72.26
2000                                                                            -27.81
2001                                                                              6.30
2002                                                                             -6.34
2003                                                                             53.92
2004                                                                             23.56

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2004. It compares the Fund's performance with Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, an index that is generally considered to be representative of the stock market activity of emerging markets. Past results do not necessarily indicate how the Fund will perform in the future.

                                              1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund         23.56%    6.45%     8.09%
-------------------------------------------------------------------------
MSCI (EMF) Index                              25.95%    4.62%     3.30%
-------------------------------------------------------------------------

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  5

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

  MAXIMUM SALES            MAXIMUM DEFERRED SALES
  CHARGE TO BUY        CHARGE TO SELL SHARES, AS A %
SHARES, AS A % OF    OF THE ORIGINAL PURCHASE PRICE OR
THE OFFERING PRICE   SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------
None                                                None
--------------------------------------------------------

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)

MANAGEMENT  DISTRIBUTION   OTHER
   FEES     (12b-1) FEES  EXPENSES  TOTAL
-----------------------------------------
1.00%               None     0.57%  1.57%
-----------------------------------------

The example assumes:

- you invest $10,000 for the time periods shown and redeem your shares at the end of the period

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

The costs of investing in the Fund would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
$ 160    $   496   $   855   $  1,867
-------------------------------------

 6 PROSPECTUS                              BAILLIE GIFFORD EMERGING MARKETS FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's investment advisers expect to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- a stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

SMALL COMPANY RISKS

An investment in the Fund exposes you to the risks of investing in small companies. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.

DEBT RISKS

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments for the following reasons:

Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the prices of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  7

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

Prepayment and extension risk

There is also the possibility that a debt security is repaid before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

Manager's selection risk

The investment adviser's judgment about the value or potential appreciation of a particular bond may prove to be incorrect.

JUNK BOND RISK

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them. To the extent the Fund's portfolio is more heavily weighted toward investment in investment grade securities of lower quality, similar issues arise.

Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Fund to sell these securities at the time it sees fit.

Junk bonds usually pay a higher interest rate than investment grade bonds, but also involve greater risks. You could lose money in

 8 PROSPECTUS                              BAILLIE GIFFORD EMERGING MARKETS FUND
connection with the Fund's investments in junk bonds, or the Fund's performance could fall below that of other possible investments, because junk bonds:

- are speculative and have a higher risk of default

- tend to react more to changes in interest rates than higher-rated securities

- tend to be less liquid, and may be more difficult to value

- are issued by entities whose ability to make principal and interest payments is more likely to be affected by changes in economic conditions or other circumstances.

FOREIGN MARKET RISKS

Investing in foreign securities, particularly those of emerging markets (see the section called Emerging market risk below), involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund may not perform as well as other possible investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

Many countries in which the Fund invests have markets that are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  9

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact the Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.

EMERGING MARKET RISK

Emerging market countries may have higher relative rates of inflation than developed countries, and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and securities markets of those countries. The result could be expropriation of assets, which could wipe out the entire value of the Fund's investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Fund.

The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays, and making it harder for the Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, which often indicates an increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. If this happens,

 10 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND
the Fund may ask the Securities and Exchange Commission for permission to suspend the sale of the Fund's shares during the emergency. Prior to receipt of the SEC's determination, portfolio securities in the affected markets would be priced at fair value as determined in good faith by, or under the direction of, the Board of Directors.

ASSET ALLOCATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

TEMPORARY DEFENSIVE POSITION

The Fund may take a temporary defensive position in order to try to respond to emergency or extraordinary circumstances. The Fund may invest in debt obligations or cash instruments, and may borrow up to 20% of the value of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.

PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return.

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to some of the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money for temporary emergency purposes or to facilitate redemptions. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The Fund may commit up to 20% of its total assets to borrowings.

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  11

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Fund's investment adviser misjudges the direction of interest rates markets or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use forward foreign currency exchange contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limits for the Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be

 12 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND
treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, indices of securities, financial futures contracts, foreign currencies or foreign currency futures within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future.

The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser misjudges the direction of the market for a security, the Fund could lose money by using options -- more money than it would have lost by investing directly in the security.

PRIVATIZATIONS

Some foreign governments have begun programs to divest all or part of their interests in government owned or controlled enterprises. These programs are known as privatizations. Investing in these enterprises may offer significant opportunities for capital appreciation. However, foreign investors such as the Fund may be limited to terms less advantageous than those offered to local investors. There is no assurance that foreign governments will continue to privatize enterprises, or that these programs will be successful.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  13
seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

CHANGES IN CERTAIN POLICIES

Under normal circumstances, the Fund will invest at least 80% of its net assets in investments suggested by its name, as described above, under "The Fund's principal investment strategies". The Fund will provide 60 days' prior written notice to shareholders of a change to this non-fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.

 14 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

The investment adviser for the Fund is Guardian Baillie Gifford Limited (GBG), an investment management company based in Edinburgh, Scotland. It is responsible for the overall investment management of the Fund, which includes buying and selling securities, choosing brokers and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by Baillie Gifford Overseas Limited (BG Overseas), which is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K. BG Overseas is the sub-adviser for the Fund. GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas and Baillie Gifford & Co. are all located at 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

The investment adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GBG a fee at the annual rate of 1.00% of average net assets.

PORTFOLIO MANAGER

Edward Hocknell has been in charge of the geographical diversification of the Emerging Markets Fund's assets since its inception. Mr. Hocknell is supported by investment teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee at the firm reviews geographical allocations and presents recommendations to Mr. Hocknell. Mr. Hocknell is a director of BG Overseas and a partner of Baillie Gifford & Co.

The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, any other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  15

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC and in any event, the Fund will make such payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING

Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.

Funds that invest in foreign securities, such as the Emerging Markets Fund, are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.

 16 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

Other types of securities that the Fund may hold, such as small-cap stocks and high yield securities, may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

FUND POLICIES AND PROCEDURES

The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

- limiting the frequency of transfers to not more than once every 30 days;

- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

- refusing to act on instructions of an agent acting under a power of attorney on your behalf;

- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  17

- impose a holding period between transfers.

Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:

- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;

- a contractor's transaction history with the Fund suggests a timing pattern or strategy;

- we reasonably believe that a contractor has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.

While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.

The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.

We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

 18 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV. Securities primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value of the Fund's shares may change on days when GIAC will not be able to purchase or redeem the Fund's shares on behalf of contractowners.

NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.

Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.

If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day that the NAV for the Fund is determined. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of the Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.

The Fund's fair value pricing procedures, among other things, require the Fund to apply a fair value to foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of a Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  19

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment company taxable income or net capital gains which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10 -15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 20 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                    YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                   2004         2003         2002         2001          2000
                                                  -------      -------      -------      -------      --------
Net Asset Value, Beginning of Year                 $13.60        $8.91        $9.57        $9.02        $12.73
                                                  -------      -------      -------      -------      --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income/(Loss)                         0.11         0.10         0.05         0.07         (0.04)
Net Realized and Unrealized Gain/(Loss) on
  Investments and Translation of Other
  Assets and Liabilities Denominated in
  Foreign Currency                                   3.09         4.69        (0.66)        0.50         (3.50)
                                                  -------      -------      -------      -------      --------
Net Increase/(Decrease) from Investment
  Operations                                         3.20         4.79        (0.61)        0.57         (3.54)
                                                  -------      -------      -------      -------      --------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM
Net Investment Income                               (0.03)       (0.10)       (0.05)       (0.02)           --
Net Realized Gain on Investments and Foreign
  Currency Related Transactions                     (0.34)          --           --           --         (0.17)
                                                  -------      -------      -------      -------      --------
Total Dividends and Distributions                   (0.37)       (0.10)       (0.05)       (0.02)        (0.17)
                                                  -------      -------      -------      -------      --------
Net Asset Value, End of Year                       $16.43       $13.60        $8.91        $9.57         $9.02
                                                  -------      -------      -------      -------      --------
Total Return*                                       23.56%       53.92%       (6.34)%       6.30%       (27.81)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)           $74,081      $55,252      $33,211      $56,513       $58,636
Ratio of Expenses to Average Net Assets              1.57%        1.82%        1.54%        1.48%         1.38%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                 0.76%        0.99%        0.42%        0.84%        (0.22)%
Portfolio Turnover Rate                                75%          71%         101%         103%           95%

--------------------

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  21

FOR MORE DETAILED INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address, unless you instruct us otherwise.

The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-6231

 22 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

PROSPECTUS
May 1, 2005

THE GUARDIAN
SMALL CAP STOCK FUND

INVESTMENT OBJECTIVE

THE GUARDIAN SMALL CAP STOCK FUND seeks long-term growth of capital. Current income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  1

SMALL MARKET
CAPITALIZATION
Companies with a small
market capitalization or value
refer to companies of similar size
to companies included in
the Russell 2000 Index. The
index excludes the 1,000 largest
U.S. companies in market
capitalization, but includes the
next 2,000 largest companies.
As of March 31, 2005, the
companies included in this
index had market values
ranging from $27 million
to approximately $6.45 billion. A
company's "market capitalization"
is determined by multiplying
the current market price of
a share of the company's
stock by the total number
of shares outstanding.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 85% of the value of the Fund's total assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies with a small market capitalization at the time of initial purchase. Companies with a small market capitalization or value refer to companies of similar size to companies included in the Russell 2000 Index. The index excludes the 1,000 largest U.S. companies in market capitalization, but includes the next 2,000 largest companies. As of March 31, 2005, the companies included in this index had market values ranging from $27 million to approximately $6.45 billion. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. Convertible securities are described in the section called Risks and special investment techniques.

The Fund's investment adviser, Guardian Investor Services LLC (GIS), uses a stock selection system to identify securities that it believes represent good relative value and have reasonable prospects of superior relative price gain. This system uses several quantitative models that score each security in the investable universe of small cap companies. This system provides a methodology for narrowing down the universe to a manageable number of candidates for subsequent fundamental research. In making investment decisions, GIS will also analyze the prospects for each security and the portfolio manager's judgment about the outlook for specific industries, companies and the economy.

GIS uses a blended approach in managing the Fund's portfolio, comprising both growth and value stocks. In selecting the Fund's investments, GIS evaluates the business fundamentals of small cap companies, including, among other things, each company's operating history and product lines.

The Small Cap Stock Fund may invest up to 15% of its total assets in securities issued by companies, including predecessor companies, in operation for less than three years.

The Fund may also invest a total of 15% of its assets in foreign securities. Of this amount, the Fund may invest up to 10% of its net assets in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or European Depositary Receipts (EDRs). All of the Fund's investments in these vehicles will be made in U.S. dollars. In addition, the Fund may invest the remaining 5% of its net assets in securities denominated in foreign currencies, and may use forward foreign currency exchange contracts to try to manage changes in currency exchange rates. For more information on ADRs, GDRs, EDRs and forward foreign currency exchange contracts, see Risks and special investment techniques.

 2 PROSPECTUS                                  THE GUARDIAN SMALL CAP STOCK FUND

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. Because it invests in equity securities, the Fund is subject to the general risks of investing in stock markets, including the risk that the values of its portfolio securities can be driven up or down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may expose you to greater risks than larger companies, such as dependence on limited financial resources, limited product lines and markets and a small number of individuals in company management. These securities also trade less frequently and have more dramatic price fluctuations.

With respect to the 15% of net assets that the Fund may invest in foreign securities, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

Equity risk, small company risk and foreign investment risk are all described in detail in Risks and special investment techniques.

HOW THE FUND HAS PERFORMED

The bar chart and table below provides some indication of the risks of investing in the Fund by showing how its performance has varied for each full calendar year since public offering commenced on July 16, 1997. The returns in the chart do not include the effect of charges and expenses attributable to the variable products that offer this Fund as an investment option. If the effect of the charges and expenses were reflected, returns would be lower than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  3

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
38.58% for the quarter ended
12/31/1999.

WORST QUARTER
-25.70% for the quarter ended
9/30/1998.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1998                                                                             -5.75
1999                                                                             35.04
2000                                                                             -3.38
2001                                                                             -7.83
2002                                                                             -15.5
2003                                                                             43.44
2004                                                                             15.17

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the one-year and five-year periods and since inception through December 31, 2004. It compares the Fund's performance with the Russell 2000 Index, an index that is generally considered to be representative of small capitalization issuers in the U.S. stock market. Past results do not necessarily indicate how the Fund will perform in the future.

                                                              SINCE INCEPTION
                                     1 YEAR      5 YEARS      (JULY 16, 1997)
-----------------------------------------------------------------------------
The Guardian Small Cap Stock Fund    15.17%        4.45%                8.20%
-----------------------------------------------------------------------------
Russell 2000 Index                   18.33%        6.61%                7.90%
-----------------------------------------------------------------------------

 4 PROSPECTUS                                  THE GUARDIAN SMALL CAP STOCK FUND

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

  MAXIMUM SALES            MAXIMUM DEFERRED SALES
  CHARGE TO BUY        CHARGE TO SELL SHARES, AS A %
SHARES, AS A % OF    OF THE ORIGINAL PURCHASE PRICE OR
THE OFFERING PRICE   SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------
None                                                None
--------------------------------------------------------

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)

MANAGEMENT  DISTRIBUTION   OTHER
   FEES     (12b-1) FEES  EXPENSES  TOTAL
-----------------------------------------
0.75%               None     0.07%  0.82%
-----------------------------------------

                             The example assumes:

                             - you invest $10,000 for the time periods shown
                               and redeem your shares at the end of the period

                             - your investment has a 5% return each year

                             - the Fund's operating expenses do not change.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             The costs of investing in the Fund would be:

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       -------------------------------------
                                        $84      $262      $455      $1,014
                                       -------------------------------------

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  5

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's investment advisers expect to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- a stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

SMALL COMPANY RISKS

In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.

FOREIGN MARKET RISKS

Investing in foreign securities involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

 6 PROSPECTUS                                  THE GUARDIAN SMALL CAP STOCK FUND

You could lose money on your investment, or the Fund may not perform as well as other possible investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

Many countries in which the Fund invests have markets that are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the United States. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or enforce a judgment against the issuer.

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact the Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  7

ASSET ALLOCATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

TEMPORARY DEFENSIVE POSITION

The Fund may take a temporary defensive position in order to try to respond to emergency or extraordinary circumstances. The Fund may invest in debt obligations or cash instruments, and may borrow up to 33 1/3% of the value of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.

PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return.

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money for temporary emergency purposes, and from time to time may borrow as part of its investment strategies or to facilitate redemptions. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The Fund may commit up to 33 1/3% of its total assets to borrowings.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

 8 PROSPECTUS                                  THE GUARDIAN SMALL CAP STOCK FUND

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use forward foreign currency exchange contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limits for the Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  9

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

CHANGES IN CERTAIN POLICIES

Under normal circumstances, the Fund will invest at least 85% of its total assets in investments suggested by its name, as described above, under "The Fund's principal investment strategies". The Fund will provide 60 days' prior written notice to shareholders of a change to this non-fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.

 10 PROSPECTUS                                 THE GUARDIAN SMALL CAP STOCK FUND

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

Guardian Investor Services LLC (GIS) is the investment adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The investment adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GIS a fee at the annual rate of 0.75% of average net assets.

PORTFOLIO MANAGERS

Matthew P. Ziehl, CFA, is the Fund's portfolio manager. He is a Managing Director of Guardian Life. Before joining Guardian Life in January 2002, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios since January 2001, and a co-portfolio manager of the Salomon Brothers Small Cap Growth Fund since August, 1999.

Greg Tuorto serves as co-portfolio manager of the Small Cap Fund, effective November 22, 2004. Mr. Tuorto joined Guardian Life in June 2002 as a Director and Senior Technology Analyst. From April 2000 to May 2002, Mr. Tuorto was a Senior Managing Analyst at The Dreyfus Corporation, and was an Analyst and Assistant Portfolio Manager at Tocqueville Asset Management prior thereto.

The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, any other accounts managed by the portfolio manager(s), and each portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.

THE GUARDIAN SMALL CAP STOCK FUND                                 PROSPECTUS  11

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make such payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC, receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING

Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.

Funds that invest in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.

 12 PROSPECTUS                                 THE GUARDIAN SMALL CAP STOCK FUND

Other types of securities that a Fund may hold, such as small-cap stocks, may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

FUND POLICIES AND PROCEDURES

The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

- limiting the frequency of transfers to not more than once every 30 days;

- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

- refusing to act on instructions of an agent acting under a power of attorney on your behalf;

THE GUARDIAN SMALL CAP STOCK FUND                                 PROSPECTUS  13

- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or

- impose a holding period between transfers.

Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:

- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;

- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;

- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.

While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.

The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.

 14 PROSPECTUS                                 THE GUARDIAN SMALL CAP STOCK FUND

We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.

Securities primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value of the Fund's shares may change on days when GIAC will not be able to purchase or redeem the Fund's shares on behalf of contractowners.

NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.

Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.

If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for the Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.

Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of a Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

THE GUARDIAN SMALL CAP STOCK FUND                                 PROSPECTUS  15

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment company taxable income or net capital gains which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10 -15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 16 PROSPECTUS                                 THE GUARDIAN SMALL CAP STOCK FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                       YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                     2004          2003          2002          2001          2000
                                                   --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year                   $17.83        $12.43        $14.71        $15.96        $17.18
                                                   --------      --------      --------      --------      --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income/(loss)                          (0.05)        (0.04)        (0.01)         0.00(a)      (0.01)
Net Realized and Unrealized Gain/(Loss) on
  Investments                                          2.66          5.44         (2.27)        (1.25)        (0.60)
                                                   --------      --------      --------      --------      --------
Net Increase/(Decrease) from Investment
  Operations                                           2.61          5.40         (2.28)        (1.25)        (0.61)
                                                   --------      --------      --------      --------      --------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM
Net Investment Income                                    --            --         (0.00)(a)     (0.00)(a)        --
Net Realized Gain on Investments                      (3.22)           --            --         (0.00)(a)     (0.61)
                                                   --------      --------      --------      --------      --------
Total Dividends and Distributions                     (3.22)           --         (0.00)        (0.00)        (0.61)
                                                   --------      --------      --------      --------      --------
Net Asset Value, End of Year                         $17.22        $17.83        $12.43        $14.71        $15.96
                                                   --------      --------      --------      --------      --------
Total Return*                                        15.17%        43.44%        (15.50)%       (7.83)%       (3.38)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)            $304,309      $303,927      $228,953      $266,038      $288,015
Ratio of Expenses to Average Net Assets                0.82%         0.83%         0.84%         0.84%         0.82%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                                  (0.28)%       (0.24)%       (0.05)%        0.01%        (0.05)%
Portfolio Turnover Rate                                 125%          107%          109%          134%          128%

--------------------

 *Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(a) Rounds to less than $0.01.

THE GUARDIAN SMALL CAP STOCK FUND                                 PROSPECTUS  17

FOR MORE DETAILED INFORMATION

ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.

The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-6231

 18 PROSPECTUS                                 THE GUARDIAN SMALL CAP STOCK FUND

                                                                GIAC Funds, Inc.

BAILLIE GIFFORD INTERNATIONAL GROWTH FUND
BAILLIE GIFFORD EMERGING MARKETS FUND
THE GUARDIAN SMALL CAP STOCK FUND

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 16, 2005


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectuses of Baillie Gifford International Growth Fund (the "International Fund"), Baillie Gifford Emerging Markets Fund (the "Emerging Markets Fund") and The Guardian Small Cap Stock Fund (the "Small Cap Stock Fund"), each dated May 1, 2005, as amended November 16, 2005. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading the Prospectus. This Statement of Additional Information has been incorporated by reference into the Prospectuses. The Funds are diversified series funds of GIAC Funds, Inc. (the "Company"). The series funds are referred to in this Statement of Additional Information as the "Funds" and each separately as a "Fund." The Company's financial statements appear in the Company's Annual Report to Shareholders for the year ended December 31, 2004 and in the Semi-annual Report to Shareholders for the six month period ended June 30, 2005. The Annual Report and Semi-annual Report are incorporated by reference in this Statement of Additional Information. A free copy of the Prospectus and Annual Report to Shareholders may be obtained by writing to the Fund, c/o The Guardian Insurance & Annuity Company, Inc., 7 Hanover Square, New York, New York 10004 or by telephoning 1-800-221-3253. Please retain this document for future reference.


                   TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Fund Organization...........................................   B-2
Investment Restrictions.....................................   B-2
Investment Objective and Policies...........................   B-3
Special Investment Techniques -- International Fund and
  Emerging Markets Fund.....................................   B-3
Special Investment Techniques -- International Fund,
  Emerging Markets Fund and Small Cap Stock Fund............   B-9
Disclosure of Portfolio Holdings............................  B-10
Portfolio Transactions and Brokerage........................  B-11
Directors and Officers......................................  B-12
Portfolio Managers..........................................  B-19
Investment Advisers, Sub-Investment Adviser and
  Distributor...............................................  B-21
Proxy Voting Policies and Procedures........................  B-23
GIAC and Other Fund Affiliates..............................  B-23
Taxes.......................................................  B-23
Fund Capitalization and Expenses............................  B-25
Calculation of Net Asset Value..............................  B-25
Custodian and Transfer Agent................................  B-26
Legal Opinion...............................................  B-26
Independent Registered Public Accounting Firm and Financial
  Statements................................................  B-26
Appendix -- Proxy Voting Policies and Procedures............  B-27


EB-013292   5/03

STATEMENT OF ADDITIONAL INFORMATION

FUND ORGANIZATION
The Company is registered with the Securities and Exchange Commission as an open-end, diversified, management investment company. The Company was organized in 1990 as a Maryland Corporation.

INVESTMENT RESTRICTIONS
The Funds have adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a majority of the outstanding voting securities of a Fund means the lesser of the vote of (a) 67% or more of the voting securities of the Fund present at a meeting where more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. The other investment restrictions of the Funds are non-fundamental policies which can be changed with respect to a Fund with the approval of a majority of the Board of Directors and without shareholder approval.

All percentage restrictions on investments apply only when an investment is made. If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond a specified percentage limit that results from a relative change in value or from a change in the Fund's total assets will not constitute a violation of the applicable restriction.

FUNDAMENTAL RESTRICTIONS (MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL)

Pursuant to the following fundamental restrictions, a Fund may not:

1. Make any purchase that would result in the Fund ceasing to be "diversified" within the meaning of the 1940 Act, applicable rules thereunder and any orders or interpretations of the Securities and Exchange Commission ("1940 Act rules and orders").

2. Borrow money, except to the extent permitted by the 1940 Act, rules and orders.

3. Purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry;

4. Purchase or sell real estate, although the Fund may (a) purchase and sell securities of issuers that deal in real estate, (b) purchase and sell securities that represent interests in real estate and (c) acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

5. Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).

6. Engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities.

7. Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

8. Issue any senior securities except as permitted by the 1940 Act, rules and orders.

NON-FUNDAMENTAL RESTRICTIONS (MAY BE CHANGED BY BOARD WITHOUT SHAREHOLDER APPROVAL)

Pursuant to the following non-fundamental restrictions, a Fund may not:

1. Invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.

2. Invest in the securities of any company for the purpose of exercising control or management.

3. Purchase the securities of any other investment company, except in accordance with the 1940 Act, rules and orders.
4. Purchase securities on margin or make any short sales of securities, except as permitted by applicable law.

                                      B-2
                                                                GIAC FUNDS, INC.

5. Pledge, mortgage or hypothecate the Fund's assets, except as permitted by applicable law.

Each of the Emerging Markets Fund and the Small Cap Stock Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its assets in investments suggested by such Fund's name (as described in the Prospectus).

INVESTMENT OBJECTIVE AND POLICIES
As described in the Prospectus, each Fund is permitted to invest in convertible securities. Convertible securities are bonds or preferred stock issues, which may be converted at a stated price within a specified period of time into a specific number of shares of common stock of the same or a different issuer. Convertible securities also have characteristics similar to non-convertible debt securities in that they ordinarily provide income with generally higher yields than those of common stock of the same or a similar issuer. However, convertible securities are usually subordinated to non-convertible debt securities. Convertible securities carry the potential for capital appreciation should the value of the underlying common stock increase, but they are subject to a lesser risk of a decline in value, relative to the underlying common stock, due to their fixed-income nature. Due to the conversion feature, however, the interest rate or dividend rate on convertible securities is generally less than would be the case if the securities were not convertible.

In evaluating a convertible security for a Fund, Guardian Baillie Gifford Limited, the investment adviser of the International Fund and the Emerging Markets Fund, or BG Overseas Limited, the sub-investment adviser of the International Fund and the Emerging Markets Fund ("BG Overseas"), or Guardian Investor Services LLC, the investment adviser of the Small Cap Stock Fund, looks primarily at the attractiveness of the underlying common stock and at the fundamental business strengths of the issuer. Other factors considered include the yield of the convertible security in relation to the yield of the underlying common stock, the premium over investment value and the degree of call protection.

If the U.S. government restricts any type of foreign investment which may be made by or through the International Fund or the Emerging Markets Fund, the Fund's Board of Directors will promptly take steps to determine whether significant changes in the Fund's portfolio are appropriate.

SPECIAL INVESTMENT TECHNIQUES -- INTERNATIONAL FUND AND EMERGING MARKETS FUND The Prospectus for the International Fund and the Emerging Markets Fund describes the investment objective of each of the Funds, as well as certain investment policies and investment techniques which the Funds may employ in an effort to achieve their respective investment objectives. The following discussion supplements the section entitled "Special Investment Techniques" contained in the International Fund and Emerging Markets Fund Prospectuses. There can be no assurance that these techniques will enable the Funds to achieve their investment objectives.

Forward Foreign Currency Transactions. The foreign securities held by the Funds will usually be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may enter into forward foreign currency exchange contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which a Fund holds or intends to purchase. Thus, the Funds will not enter into a forward currency contract if such contract would obligate that Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that (or a correlated) currency.

A Fund will normally be expected to use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, a Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the Funds can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, that Fund may enter into a foreign

STATEMENT OF ADDITIONAL INFORMATION
currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates the Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund realizes gains or losses as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved changed between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Funds will depend on the ability of the Funds' investment manager to accurately predict future currency exchange rates.

Options on Securities. The Funds may purchase or write (sell) options on individual securities, securities indices and financial futures contracts to attempt to: (1) reduce the overall risk of their investments; (2) manage foreign currency exposure; (3) protect unrealized gains; or (4) facilitate the sale of portfolio securities for investment purposes. The Funds use options as a temporary substitute for purchasing or selling particular securities. A Fund may write (sell) covered call options so long as it owns securities which are acceptable for the purpose of covering the outstanding options in the transaction, and may write secured put options, which means that so long as the Funds are obligated as writers of a put option, they will invest an amount not less than the exercise price of the put option in eligible securities (i.e., cash or cash equivalents). These obligations reduce the Funds' flexibility to pursue other investment opportunities while options are outstanding. The Funds may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or, in some cases at the end of, the option period. Options are typically purchased subject to a premium, which can reduce the risks retained by the option writer. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the writer having to deliver the underlying security to the holder of the option at the exercise price, which will likely be lower than the security's value. For the secured put writer, substantial depreciation in the value of the underlying security would result in the exercise of the option by the holder, thereby obligating the writer to purchase the underlying security at the exercise price, which will likely exceed the security's value.

When a Fund writes a put option, it must segregate with the Fund's custodian either cash or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must at least equal the exercise price of the put option. Segregating assets may limit the Fund's ability to pursue other investment opportunities while options are outstanding. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face amount that are denominated in the same currency as the call.

Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If a Fund cannot close an option when it wants, it may miss alternative investment opportunities.

If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium. If the secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this

                                      B-4
                                                                GIAC FUNDS, INC.

would be offset in whole or in part by gain from the premium received and any interest income earned on the investment of the premium.

The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed monetary spread or yield spread between the security underlying the option and another security that is used as a benchmark. Spread options involve the same risks as are associated with purchasing and selling options on securities generally, as described above. The writer (seller) of a spread option which expires unexercised realizes a gain in the amount of the premium and any interest earned on the investment of the premium. However, if the spread option is exercised, the writer will forego the potential for capital appreciation or incur an unrealized loss to the extent the market value of the underlying security exceeds or is less than the exercise price of such spread option. The purchaser of a spread option incurs costs equal to the amount of the premium paid for such option if the spread option expires unexercised or the associated transaction costs if the purchaser closes out the spread option position.

The Funds may also purchase options in combination with each other. For example, a Fund may purchase a put option and a call option, each with the same expiration date, on the same underlying security. A Fund will profit from the combination position if an increase or decrease in the value of the underlying security is sufficient for a Fund to profit from exercise of either the call option or the put option. Combined option positions involve higher transaction costs (because of the multiple positions taken) and may be more difficult to open and close out than other option positions.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Funds may seek to establish a position in securities upon which call options are available. By purchasing a call option the Funds are able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

The Funds engage in options transactions as a hedging technique, and not for speculative purposes. Using options as a successful hedge depends on the ability of the Funds' investment advisers to predict pertinent market movements.

Options trade on U.S. or foreign securities exchanges and in the over the counter ("OTC") market. Exchange listed options are three party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller (e.g., a Fund and a securities dealer or other financial institution). A Fund could lose any premium it paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. To minimize this risk, the Funds' investment advisers consider the creditworthiness of any counterparties with whom the Funds may engage in OTC options transactions. However, there can be no assurance that a counterparty will remain financially stable while an OTC option is outstanding.

Generally, the staff of the SEC currently requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this position, no Fund will engage in OTC option transactions if, as a result, more than the permitted portion of its net assets is invested in illiquid securities.

The Funds may write covered call options on up to 25% of net assets, may write secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of total assets may be invested in premiums on such options.

Stock Index Options. As part of its options transactions, the Funds may also use options on stock indices. Through the writing and purchase of stock index options, the Funds can achieve many of the same objectives as through the use of options on individual securities. Stock index options are similar to options on a particular stock except that, rather than the right to take or make delivery of a security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash (the "exercise settlement amount") is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities. Because

STATEMENT OF ADDITIONAL INFORMATION
securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific stock, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Funds may, however, cover call options written on a securities index by holding a mix of stocks which substantially replicated the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

When a Fund writes an option on a stock index, it will be required to cover the option or to segregate assets equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a stock index at a time when the exercise price exceeds the contract value, the Fund will segregate, until the option expires or is closed out, cash, cash equivalents or other liquid, unencumbered securities equal in value to such excess.

Options on stock indices involve risks similar to those risks relating to transactions in financial futures contracts described below. Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, that Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Also, an option purchased by a Fund may expire worthless, in which case that Fund would lose the premium paid therefor.

Financial Futures Contracts. The Funds may enter into interest rate or stock index futures contracts (collectively referred to as "financial futures contracts") primarily to hedge (protect) against anticipated future changes in interest rates or equity market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The Funds may also invest in financial futures contracts when the purchase of these instruments may provide more liquidity than the direct investment in the underlying securities. The use of these instruments may permit a Fund to gain rapid exposure to the markets following a large inflow of investable cash or in response to changes in investment strategy. The purchase of a financial futures contract may also provide a Fund with a price advantage over the direct purchase of the underlying securities, either based on a differential between the securities and the futures markets or because of the lower transactions costs that are associated with these types of instruments. Neither of the Funds will enter into financial futures contracts for speculative purposes. A "sale" of a financial futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value called for by the contract at a specified price during a specified delivery period. A "purchase" of a financial futures contract means the undertaking of a contractual obligation to acquire the securities at a specified price during a specified delivery period. When a Fund enters into a financial futures contract, it is required to deposit with its custodian on behalf of the broker a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a financial futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the market price of the financial futures contract fluctuates. At the time of delivery, pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. With respect to stock index futures contracts, settlement is made by means of a cash payment based on any fluctuation in the contract value since the last adjustment in the variation margin was made. Whenever a Fund engages in futures transactions, it will have the Fund's custodian segregate either cash or liquid, unencumbered debt securities that are marked-to-market daily to the extent required to comply with the 1940 Act. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

If a Fund owned long-term bonds and expected interest rates to rise, it could sell interest rate futures contracts. If interest rates did increase, the value of the bond in that Fund would decline, but this decline should be offset in whole or in part by an increase in the value of the Fund's interest rate futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time purchasing financial futures contracts on long-term bonds. Thus, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The financial futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

In some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. There may also be an imperfect correlation between the price movements of the financial futures contracts and price movements of the securities which a Fund owns or intends to purchase. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts and variations in speculative market demand for financial futures contracts and securities. A relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a contractholder. It is possible for a price-related loss to exceed the

                                      B-6
                                                                GIAC FUNDS, INC.

amount of a Fund's margin deposit. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund's investments. If the Fund manager misjudges the general direction of interest rates or markets, the Fund's overall performance may be poorer than if no financial futures contract had been entered into. It is possible that a Fund could lose money on a financial futures contract and also on the price of related securities, adversely affecting the Fund's performance.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Funds will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. A relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a contractholder. It is possible for a price-related loss to exceed the amount of a Fund's margin deposit.

Options on Financial Futures Contracts. The Funds may purchase and write put and call options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the financial futures contract to the holder at the exercise price. The Funds would be required to deposit with the Company's custodian initial margin and variation margin with respect to put and call options on financial futures contracts it has written.

Foreign Currency Futures and Options on Foreign Currency Futures. The Funds may purchase and sell futures contracts on foreign currencies, related options thereon and options on foreign currencies as a hedge against possible variation in foreign exchange rates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. An option on a foreign currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified price at any time during the period of the option. An option transaction on a foreign currency provides the holder with ability to buy or sell a particular currency at a fixed price on a future date, and is used to hedge the currency exchange rate risk on non-U.S. dollar-denominated securities owned by either or both of the Funds, anticipated to be purchased by a Fund, or sold by a Fund but not yet delivered. Options on foreign currencies may be traded on U.S. and foreign exchanges or in the over-the-counter market.

Foreign currency futures contracts and options on foreign currency futures contracts are traded on boards of trade and futures exchanges. Buyers and sellers of foreign currency futures contracts are subject to the same risks which apply to the use of futures contracts generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies, described above. Moreover, the ability to close out positions in options on foreign currency futures contracts is subject to the continuing availability of a liquid secondary market. In order to reduce this risk, the Funds will not purchase or sell options on foreign currency options unless, in the opinion of the Funds' investment manager, a sufficiently liquid secondary market exists so that the risks connected to such options transactions are not greater than the risks associated with the underlying foreign currency futures contract.

The Funds will only write covered options on foreign currency or foreign currency futures contracts. A put on a foreign currency or foreign currency futures contract written by a Fund will be considered covered if the Fund segregates cash, U.S. government securities or other liquid unencumbered securities, equal to the average exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a Fund will be considered covered if the Fund owns short-term debt securities with a value equal to the face amount of the option contract denominated in the currency upon which the call is written.

The Funds will purchase options on foreign currencies in an attempt to hedge against fluctuations in exchange rates. However, should exchange rates move adversely to the Funds' position, the Funds may forfeit both the entire price of the option plus the related transaction costs.

Special Considerations Relating to Futures Transactions. Financial futures contracts entail certain risks. If the Manager's judgment about the general direction of interest rates or markets is wrong, the Funds' overall performance may be poorer than if no such contracts had been entered into.

STATEMENT OF ADDITIONAL INFORMATION

There may also be an imperfect correlation between movements in prices of financial futures contracts and portfolio securities being hedged. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts, and variations in speculative market demand for financial futures contracts and securities. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, which would reduce the liquidity of the futures market. In addition, because the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Funds' investment manager may still not result in a successful hedging transaction. If this should occur, the Funds could lose money on the financial futures contracts and also on the value of their portfolio securities.

Engaging in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. Therefore, entities (such as the Funds) which trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the NFA or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures or foreign options transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract or option is placed and the time it is liquidated, offset or exercised.

Applicable U.S. Regulatory Restrictions. To the extent required to comply with the 1940 Act and the rules and interpretations thereunder, whenever one of the Funds purchases a financial futures contract, writes a put option or enters into a delayed-delivery purchase, that Fund must segregate cash, cash-equivalents (including any margin) or other liquid, unencumbered securities equal to the market value of the contracts. This segregation of assets places a practical limit on the extent to which the Funds may engage in financial futures contracts, write put options, and enter into delayed-delivery transactions.

To the extent required to comply with CFTC Regulation 4.5 and thereby avoid "commodity pool operator" status, the Funds will not enter into a financial futures contract or purchase an option thereon if immediately thereafter the aggregate initial margin deposits for financial futures contracts held by a Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which a Fund holds or intends to purchase. When financial futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. Whenever financial futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contract held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner plus funds deposited on margin on the contract; and (3) cash proceeds from existing investments due in 30 days.

Miscellaneous. Several foreign governments permit investments by non-residents only through participation in certain investment companies specifically organized to participate in such markets. Subject to the provisions of the 1940 Act, the Funds may invest in the shares of other investment companies.

Pursuant to exemptive relief granted to the Funds under the 1940 Act, a portion of the equity and convertible securities which may be acquired by a Fund may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as a broker, a dealer, an underwriter or an investment adviser.

                                      B-8
                                                                GIAC FUNDS, INC.

The International Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to U.S. mutual funds) and which invest in smaller foreign markets than those which the International Fund would ordinarily invest in directly. The International Fund believes investments in such unit trusts will enhance the geographical diversification of the International Fund's assets while reducing the risks associated with investing in certain smaller foreign markets. Investments by the International Fund in such unit trusts will provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets. At the present time, the International Fund intends to limit its investments in unit trusts, together with its investments in other investment companies, to no more than 5% of its total assets.

SPECIAL INVESTMENT TECHNIQUES -- INTERNATIONAL FUND, EMERGING MARKETS FUND AND SMALL CAP STOCK FUND
When-Issued or Delayed-Delivery Securities. The Funds may purchase or sell the securities held in their portfolios on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions involve a commitment by a Fund to purchase or sell particular securities, with payment and delivery to take place at a future date, in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. When a Fund enters into a delayed-delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, including the risk of price fluctuations, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. The Funds generally have the ability to close out a purchase obligation on or before the settlement date rather than purchase the security.

To engage in such transactions, the Funds must segregate, cash or liquid, unencumbered securities at least equal in value to their commitments to purchase when-issued or delayed-delivery securities. The value of such assets must at least equal the Fund's forward commitments. In the case of a sale of securities on a delayed-delivery basis, a Fund must segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit a Fund's ability to pursue other investment opportunities.

To the extent a Fund engages in when-issued or delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities in a manner which is consistent with its investment objective and policies and not for the purpose of either investment leverage or interest rate change speculation. The Funds will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable. It is not expected that the Small Cap Stock Fund will make extensive use of these techniques.

Repurchase Agreements. The Funds may invest available cash in repurchase agreements. In a repurchase agreement transaction, a Fund purchases a debt security and obtains a simultaneous commitment from the seller (i.e., a bank or securities dealer) to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. The repurchase agreement's yield may be unrelated to the coupon rate or maturity of the underlying security. Repurchase agreements are fully collateralized and are marked-to-market daily during their respective terms. Deposits of additional collateral may be required from the seller if the market value of a security that is subject to a repurchase agreement falls below the resale price set forth in the repurchase agreement. The investment adviser periodically receives and reviews information about the creditworthiness of securities dealers and banks which enter into repurchase agreements with the Funds.

No more than 15% of a Fund's net assets will be invested at any one time in repurchase agreements of more than seven days' duration and in other investments which are considered not readily marketable by the staff of the SEC or the Board.

Borrowing. A Fund may not borrow money in excess of 33 1/3% of the value of its total assets. In addition, no Fund may purchase investment securities while an outstanding borrowing exceeds 5% of the Fund's net assets.

Exchange-traded funds. Each Fund may invest in exchange-traded funds ("ETFs"), which are investment portfolios that invest directly in underlying instruments. ETFs typically are index funds that seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. A Fund typically will invest in ETFs as a cash equitization tool when it has uninvested cash and there is a shortage of direct investments available.

Investments in ETFs are subject to the risk of investments in other investment companies. Investing in ETFs, as with other investment companies, involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the fund level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company's shares. In addition, investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors,

STATEMENT OF ADDITIONAL INFORMATION
as the underlying instruments or index. To the extent a Fund invests in ETFs that are professionally managed, its performance will also depend on the investment and research abilities of the ETFs investment manager.

Master limited partnerships. Each Fund may, to the extent permitted by its investment objective, invest in master limited partnerships in oil, gas or mineral exploration or development programs, including pipelines. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments. No Fund intends to invest more than 5% of its assets in these investments.

Real estate investment trusts. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Typically, a Fund will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties.

Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Lending Securities. Each Fund can increase its income through securities lending by investing the cash collateral deposited by the borrower in short-term interest bearing obligations that meet the Fund's credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral should a borrower fail financially.

A significant portion of a Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail.

Apart from lending its securities and acquiring debt securities, the Fund will not make loans to other persons.

DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund's Board of Directors has adopted a policy for the Fund generally prohibiting the release of portfolio holdings information to any person except in limited circumstances or as required by law. Approximately 5 weeks following the end of each quarter, each Fund provides a listing of its 10 largest portfolio holdings, as well as other Fund information, on the Fund's website at www.guardianinvestor.com. Once posted on the website, this information is also available free of charge by calling 1-800-221-3253. In addition, each Fund files its complete portfolio holdings with the SEC on a semi-annual basis on Form N-CSR and within 60 days following the Funds' first and third fiscal quarters on Form N-Q. A link to each Fund's portfolio holdings information is accessible on the Fund's website. Portfolio holdings information is updated when the Fund files its next report on Form N-CSR or Form N-Q.


Portfolio holdings information may be provided pursuant to regulatory request or for other legitimate business purposes only with the prior authorization of the Chief Compliance Officer. The Fund's investment adviser or sub-adviser, transfer agent and custodian, financial printers, auditors, proxy voting service providers and pricing services, may be provided with the Fund's portfolio holdings information only to the extent necessary to perform services under their agreements with the Fund. If the Fund's portfolio holdings are released pursuant to an arrangement with these parties or any other party, the Fund must have a legitimate business purpose for doing so, and neither the Fund nor its affiliates may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. In addition, the receiving party must sign a written confidentiality agreement that provides that the recipient may not: (1) disclose portfolio holdings information to third parties; (2) trade on such information; and (3) use such information for any purposes whatsoever other than for the purposes for which such information was furnished. The party receiving such information also must have procedures in place to prevent the disclosure or misuse of such information.


From time to time, a Fund may arrange to release portfolio holdings information to certain organizations following the filing of the Fund's most recent Form N-CSR or Form N-Q. The Funds have authorized State Street Bank and Trust Company, the Funds' custodian, to transmit a list of each Fund's portfolio holdings to the

                                      B-10
                                                                GIAC FUNDS, INC.

following independent statistical, rating and ranking organizations: Standard and Poor's Ratings Group, Lipper Inc., Morningstar and Thomson Financial. In addition, the following organizations may receive portfolio holdings information from time to time in advance of the filing of the Fund's Form N-CSR or Form N-Q, in order to perform services for a Fund:

     (1) State Street Bank and Trust Company, custodian

     (2) Ernst & Young LLP, independent registered public accounting firm

     (3) Institutional Shareholder Services, Inc., proxy voting service

     (4) FT Interactive Data, pricing service

     (5) Bowne & Co., Inc., financial printer

     (6) R.R. Donnelley & Sons, financial printer

     (7) Hewitt Associates, 401(K) plan administrator


If portfolio holdings information is to be released to these organizations or any other third party prior to the filing of the Fund's Form N-CSR or Form N-Q, the Fund must obtain a confidentiality agreement from that party prior to the release of such information, as described above. There is no lag time required prior to the release of such information to these organizations.


The Fund's portfolio holdings information may also be released to the Fund's Directors and to the law firm representing the Disinterested Directors, in conjunction with their review of the Fund's shareholder reports, approximately 5-7 business days prior to publication of the reports. In addition, aggregated portfolio holdings information that does not specifically identify the Fund may be provided to certain parties for statistical analysis and research purposes.


Employees having access to non-public portfolio holdings information must acknowledge receipt of the Fund's policies and procedures with respect to disclosure of portfolio holdings information and to certify annually that they have (1) read the policies and procedures and (2) agree to comply with them. The policies and procedures of GIS provide that employees of GIS have a fiduciary duty not to trade on the basis of material nonpublic information and they may not disclose any material nonpublic information they possess. Information about portfolio holdings of the Guardian Funds and other clients must be kept strictly confidential. With limited exceptions, noted below, such information may not be disclosed to any person outside of Guardian. Portfolio holdings information may be shared with employees strictly on a "need-to-know" basis. Portfolio holdings information may be disclosed to service providers and rating agencies only in accordance with the Fund's policies and procedures with respect to disclosure of such information. Portfolio holdings information may be provided pursuant to regulatory request or for other legitimate business purposes with the prior approval of the Chief Compliance Officer. No compensation or other consideration may be received by GIS, its affiliates, or any other party in connection with disclosure of information regarding a Fund's portfolio holdings. The Fund's policies and procedures with respect to the release of non-public portfolio holdings information are subject to periodic review by the Chief Compliance Officer, including a review with the Board of any conflicts of interest in the disclosures made in accordance with the policy and any exceptions granted under the policy. Exceptions to the policy may not be made, however, unless the Chief Compliance Officer, in consultation with the Board, determines that providing the portfolio holdings information is consistent with the best interests of shareholders.


PORTFOLIO TRANSACTIONS AND BROKERAGE
Guardian Baillie Gifford Limited ("GBG") serves as investment adviser of the International Fund and Emerging Markets Fund in accordance with agreements between the Company and GBG. Pursuant to sub-investment management agreements with GBG, BG Overseas serves as the sub-investment adviser to the International and Emerging Markets Funds. Guardian Investor Services LLC ("GIS") serves as investment adviser of the Small Cap Stock Fund. (GBG, BG Overseas and GIS are collectively referred to as the "Advisers"). GIS and, subject to the monitoring of GBG, BG Overseas, are responsible for decisions relating to the purchase and sale of securities for the respective Funds, the timing of such purchases and sales, the selection of brokers and dealers to effect transactions and the negotiation of any brokerage commissions. GIS and BG Overseas intend to effect portfolio transactions for the Funds through dealers, underwriters, or brokers through whom they believe they will obtain the best price and execution available. In connection with over-the-counter transactions, GIS and BG Overseas will attempt to deal with a primary market maker except where they believe better prices and execution are available elsewhere.

In allocating portfolio transactions to different brokers, consideration is given to brokers which GIS and BG Overseas believe can obtain the best price and execution of orders, and to brokers who furnish statistical data, research and other factual information. GIS and BG Overseas are authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if they consider that the commissions paid for brokerage, research services and other statistical data are appropriate and reasonable for the services

STATEMENT OF ADDITIONAL INFORMATION
rendered. Research services provided by brokers through whom the Funds effect securities transactions may be used by GIS or BG Overseas in servicing all of its accounts, and not all such services may be used by GIS or BG Overseas in connection with the Funds. Examples of such research services include written or oral research reports regarding the economy, industries, political developments, securities, pricing and appraisal services, credit analyses, risk analyses and other analyses. Since the research material must be reviewed and analyzed and reviewed by each investment adviser's staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the investment adviser's research and analysis. Any investment advisory or other fees paid by a Fund to its adviser are not reduced as a result of the investment adviser's receipt of research services.

If GIS or BG Overseas receives a service from a broker that has both a research and non-research use, the investment adviser will make a good faith allocation between the research and non-research uses of the service. The portion of the service that has a research purpose may be paid for with Fund commissions, and the portion of the service that has a non-research purpose will be paid for by the investment adviser with its own funds. Although GIS and BG Overseas face a potential conflict of interest in making this good faith allocation, they believe that the allocation procedures are designed to appropriately allocate the anticipated use of such services.

For the years ended December 31, 2002, 2003 and 2004, the International Fund paid brokerage commissions of $265,310, $205,553 and $151,926, respectively. For the years ended December 31, 2002, 2003 and 2004, the Emerging Markets Fund paid brokerage commissions of $340,696, $165,442 and $252,453, respectively. For the years ended December 31, 2002, 2003 and 2004, the Small Cap Stock Fund paid brokerage commissions of $1,210,197, $1,641,115 and $1,784,586, respectively. Neither GBG, BG Overseas nor GIS will participate in commissions paid by the Funds to other brokers or dealers and neither party will knowingly accept any reciprocal business directly or indirectly as a result of paying commissions to other brokers or dealers.

Portfolio turnover rates for the International Fund for the years ended December 31, 2003 and 2004 were 41% and 24%, respectively. For the Emerging Markets Fund, the rates were 71% and 75%, respectively. For the Small Cap Stock Fund, the rates were 107% and 125%, respectively.

DIRECTORS AND OFFICERS
As a Maryland Corporation, the Company is managed by its Board of Directors. The directors meet regularly to review each Fund's investments, performance, expenses and other business affairs. The directors also elect the officers. The Board currently consists of eight directors, five of whom are not "interested persons" of the Company within the meaning of the 1940 Act (the "Disinterested Directors"). These Disinterested Directors are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Company to be recommended to the Board and has oversight responsibility for the integrity of the Company's financial reporting process and internal controls regarding finance and accounting. The Audit Committee is also responsible for monitoring the independence and performance of the Company's independent accountants. The Directors have adopted a written charter for the Committee. During the year ended December 31, 2004, the Audit Committee met five times. The Nominating and Governance Committee is responsible for recommending to the Board those persons to be nominated for election as Independent Directors and oversees the administration of the Funds' Governance Procedures and Guidelines. The Funds do not hold regular annual meetings of shareholders, but may from time to time schedule special meetings. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) in writing to the Secretary of the Funds. Such submission should include information about the candidate that would be required to be included in a proxy statement. During the year ended December 31, 2004, the Nominating and Governance Committee met four times.

The directors and officers of the Company are listed below, together with information about their principal occupations during the past five years and certain other current affiliations. The business address of each director and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted below. The "Guardian Fund Complex" referred to in this biographical information is comprised of (1) the Company, (2) The Guardian Variable Contract Funds, Inc. (a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC Low Duration Bond Fund, The Guardian VC 500 Index Fund, The Guardian VC High Yield Bond Fund, The Guardian UBS VC Large Cap Value Fund and The Guardian UBS VC Small Cap Value Fund), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) The Park Avenue Portfolio (a series trust consisting of The Guardian Park Avenue Fund, The Guardian S&P 500 Index Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Asset Allocation Fund, The Guardian High Yield Bond Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund).

                                      B-12
                                                                GIAC FUNDS, INC.

                             INTERESTED DIRECTORS*

----------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
                                                                                           IN THE
                                                TERM OF OFFICE       PRINCIPAL         GUARDIAN FUND
      NAME, ADDRESS AND            POSITION     AND LENGTH OF       OCCUPATIONS       COMPLEX OVERSEEN         OTHER
        DATE OF BIRTH             WITH FUND      TIME SERVED+   DURING PAST 5 YEARS     BY DIRECTOR        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
 Arthur V. Ferrara              Director        Since 1994      Retired. Director            25         Director of various
 (8/12/30)                                                      and former Chairman                     mutual funds
                                                                of the Board and                        sponsored by Gabelli
                                                                Chief Executive                         Asset Management.
                                                                Officer, The
                                                                Guardian Life
                                                                Insurance Company of
                                                                America. Director
                                                                (Trustee) of all of
                                                                the mutual funds
                                                                within the Guardian
                                                                Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 Leo R. Futia                   Director        Since 1994      Retired. Director            25         None.
 (8/27/19)                                                      and former Chairman
                                                                of the Board and
                                                                Chief Executive
                                                                Officer, The
                                                                Guardian Life
                                                                Insurance Company of
                                                                America. Director
                                                                (Trustee) of all of
                                                                the mutual funds
                                                                within the Guardian
                                                                Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 Dennis J. Manning              Director        Since 2003      President and Chief          25         Director of The
 81 Graenest Ridge Road                                         Executive Officer,                      Guardian Life
 Wilton, Connecticut 06897                                      The Guardian Life                       Insurance Company of
 (1/26/47)                                                      Insurance Company of                    America and The
                                                                America since 1/03.                     Guardian Insurance &
                                                                President and Chief                     Annuity Company,
                                                                Operating Officer,                      Inc. Manager,
                                                                1/02 to 12/02;                          Guardian Investor
                                                                Executive Vice                          Services LLC and
                                                                President and Chief                     Park Avenue
                                                                Operating Officer,                      Securities LLC.
                                                                1/01 to 12/01;                          Director of various
                                                                Executive Vice                          Guardian Life
                                                                President,                              subsidiaries.
                                                                Individual Markets
                                                                and Group Pensions,
                                                                1/99 to 12/00.
                                                                Director (Trustee)
                                                                of all of the mutual
                                                                funds within the
                                                                Guardian Fund
                                                                Complex.
----------------------------------------------------------------------------------------------------------------------------

* "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

STATEMENT OF ADDITIONAL INFORMATION

                            DISINTERESTED DIRECTORS


----------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
                                                                                           IN THE
                                                TERM OF OFFICE       PRINCIPAL         GUARDIAN FUND
      NAME, ADDRESS AND            POSITION     AND LENGTH OF       OCCUPATIONS       COMPLEX OVERSEEN         OTHER
        DATE OF BIRTH             WITH FUND      TIME SERVED+   DURING PAST 5 YEARS     BY DIRECTOR        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
 Kathleen C. Cuocolo            Trustee         Since November  Principal, Cuocolo           25         Chairman, Board of
 (2/3/52)                                       16, 2005        Associates                              Directors, Select
                                                                (corporate                              Sector S&P
                                                                governance and                          Depository Receipts
                                                                operations                              Series Trust (9
                                                                consulting firm),                       exchange traded
                                                                2003 to present;                        funds), 1999 to
                                                                Executive Vice                          present; Director,
                                                                President, State                        World Markets PLC
                                                                Street Corporation,                     (global performance
                                                                prior thereto.                          and analytics
                                                                Employed by State                       company), 2002 to
                                                                Street Corporation                      present; Director,
                                                                in various                              The China Fund,
                                                                capacities since                        Inc., 2001 -- 2003;
                                                                1982.                                   Board of Advisors,
                                                                                                        Venturi Aeration,
                                                                                                        Inc. (water
                                                                                                        remediation
                                                                                                        services), 2001 to
                                                                                                        present; Board of
                                                                                                        Advisors,
                                                                                                        Inter-Unity Group
                                                                                                        (systems
                                                                                                        optimization
                                                                                                        consulting firm),
                                                                                                        2003 to present.
----------------------------------------------------------------------------------------------------------------------------

 Frank J. Fabozzi, Ph.D.        Director        Since 1994      Adjunct Professor of         25         Director (Trustee)
 (8/24/48)                                                      Finance, School of                      of various
                                                                Management -- Yale                      closed-end
                                                                University, 2/94 to                     investment companies
                                                                present; Editor,                        sponsored by
                                                                Journal of Portfolio                    BlackRock Financial
                                                                Management. Director                    Management. Director
                                                                (Trustee) of all of                     of BlackRock Funds
                                                                the mutual funds                        (47 funds).
                                                                within the Guardian
                                                                Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 William N. Goetzmann, Ph.D.    Trustee         Since November  Edwin J. Beinecke            25         Member of the Board
 (2/4/56)                                       16, 2005        Professor of Finance                    of Directors of the
                                                                and Management                          Commonfund.
                                                                Studies, Yale School
                                                                of Management, 7/94
                                                                to present;
                                                                Director,
                                                                International Center
                                                                for Finance, Yale
                                                                School of
                                                                Management, 7/99 to
                                                                present; visiting
                                                                professor, Harvard
                                                                Business School,
                                                                7/05 to present.
----------------------------------------------------------------------------------------------------------------------------

 Anne M. Goggin, Esq.           Director        Since 2004      Attorney at law in           25         None.
 (11/28/48)                                                     private practice
                                                                since 8/84; Partner,
                                                                Edwards and Angell,
                                                                LLP, 4/04 to 8/04;
                                                                Chief Counsel,
                                                                Metropolitan Life
                                                                Insurance Company,
                                                                6/00 to 12/03;
                                                                Senior Vice
                                                                President and
                                                                General Counsel, New
                                                                England Life
                                                                Insurance Company,
                                                                6/00 to 12/03;
                                                                Chairman, President
                                                                and Chief Executive
                                                                Officer, MetLife
                                                                Advisors LLC, 6/99
                                                                to 12/03; Chairman
                                                                of the Board,
                                                                Metropolitan Series
                                                                Fund, 1/02 to 12/03;
                                                                Chairman of the
                                                                Board, New England
                                                                Zenith Fund, 6/99 to
                                                                12/03. Director
                                                                (Trustee) of all of
                                                                the mutual funds
                                                                within the Guardian
                                                                Fund Complex.
----------------------------------------------------------------------------------------------------------------------------


                                      B-14
                                                                GIAC FUNDS, INC.

                            DISINTERESTED DIRECTORS



----------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF FUNDS
                                                                                           IN THE
                                                TERM OF OFFICE       PRINCIPAL         GUARDIAN FUND
      NAME, ADDRESS AND            POSITION     AND LENGTH OF       OCCUPATIONS       COMPLEX OVERSEEN         OTHER
        DATE OF BIRTH             WITH FUND      TIME SERVED+   DURING PAST 5 YEARS     BY DIRECTOR        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
 William W. Hewitt, Jr.         Director        Since 1991      Retired. Former              25         None.
 (7/28/28)                                                      Executive Vice
                                                                President, Shearson
                                                                Lehman Brothers,
                                                                Inc. Director
                                                                (Trustee) of all of
                                                                the mutual funds
                                                                within the Guardian
                                                                Fund Complex.
----------------------------------------------------------------------------------------------------------------------------

 Sidney I. Lirtzman, Ph.D.      Director        Since 1991      Emanuel Saxe                 25         Director, since 6/01
 200 East 57th Street                                           Professor of                            Youthstream, Inc.
 New York, New York 10022                                       Management 9/96 to                      Member, Advisory
 (11/9/30)                                                      present, City                           Board of Directors,
                                                                University of New                       New York City
                                                                York -- Baruch                          Independent Budget
                                                                College; Dean                           Office 5/98 to 5/01.
                                                                Emeritus of the
                                                                Zicklin School of
                                                                Business; Dean from
                                                                10/95 to 9/02;
                                                                Interim President
                                                                9/99 to 9/00.
                                                                President, Fairfield
                                                                Consulting
                                                                Associates, Inc.
                                                                Director (Trustee)
                                                                of all of the mutual
                                                                funds within the
                                                                Guardian Fund
                                                                Complex.
----------------------------------------------------------------------------------------------------------------------------

 Steven J. Paggioli             Trustee         Since November  Independent                  25         Trustee and Audit
 (4/3/50)                                       16, 2005        consultant on                           Committee Member,
                                                                investment company                      Managers Funds and
                                                                matters since                           Managers AMG Funds
                                                                7/2001; Executive                       (36 portfolios),
                                                                Vice President,                         6/90 to present;
                                                                Director and                            Trustee,
                                                                Principal of The                        Professionally
                                                                Wadsworth Group                         Managed Portfolios
                                                                (administration,                        (20 portfolios),
                                                                consulting and                          5/91 to present;
                                                                executive search                        Advisory Board
                                                                firm) prior thereto.                    Member, Sustainable
                                                                                                        Growth Advisers,
                                                                                                        L.P., 10/02 to
                                                                                                        present.
----------------------------------------------------------------------------------------------------------------------------

 Robert G. Smith, Ph.D.         Director        Since 1991      Chairman and Chief           25         Governor
 132 East 72nd Street, Apt. #1                                  Executive Officer,                      appointments as
 New York, New York 10021                                       Smith Affiliated                        Director of New York
 (3/9/32)                                                       Capital Corp. since                     Health Care Reform
                                                                4/82. Director                          Act Charitable
                                                                (Trustee) of all of                     Organization and
                                                                the mutual funds                        Nassau County
                                                                within the Guardian                     Interim Finance
                                                                Fund Complex.                           Authority. Senior
                                                                                                        private member of
                                                                                                        the New York State
                                                                                                        Financial Control
                                                                                                        Board for New York
                                                                                                        City. Senior
                                                                                                        Director for the New
                                                                                                        York State
                                                                                                        Comptroller's
                                                                                                        Investment Advisory
                                                                                                        Committee for State
                                                                                                        Pension Funds
                                                                                                        (Common Fund).
----------------------------------------------------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

                                    OFFICERS


---------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE              PRINCIPAL                 GUARDIAN FUND
      NAME, ADDRESS AND            POSITION     AND LENGTH OF              OCCUPATIONS              COMPLEX FOR WHICH
        DATE OF BIRTH             WITH FUND      TIME SERVED+          DURING PAST 5 YEARS           OFFICER SERVES
---------------------------------------------------------------------------------------------------------------------
 Joseph A. Caruso               Senior Vice     Since 1992      Director, The Guardian Life                25
 (6/13/52)                      President and                   Insurance Company of America,
                                Secretary                       since 1/05; Senior Vice President
                                                                and Corporate Secretary, The
                                                                Guardian Life Insurance Company of
                                                                America since 1/01; Vice President
                                                                and Corporate Secretary prior
                                                                thereto. Director, Senior Vice
                                                                President and Secretary, The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc. Manager, Senior Vice
                                                                President and Corporate Secretary,
                                                                Guardian Investor Services LLC.
                                                                Director, Senior Vice President
                                                                and Secretary, Park Avenue Life
                                                                Insurance Company, Manager, Park
                                                                Avenue Securities LLC; Senior Vice
                                                                President and Secretary of
                                                                Guardian Baillie Gifford Limited,
                                                                and all of the mutual funds within
                                                                the Guardian Fund Complex.
                                                                Director and officer of various
                                                                Guardian Life subsidiaries.
---------------------------------------------------------------------------------------------------------------------

 Richard A. Cumiskey            Chief           Since 2002      Second Vice President, Equity              25
 (8/14/60)                      Compliance                      Administration and Oversight, The
                                Officer                         Guardian Life Insurance Company of
                                                                America since 1/01; Assistant Vice
                                                                President, Equity Administration
                                                                and Oversight prior thereto.
                                                                Senior Vice President and Chief
                                                                Compliance Officer of The Guardian
                                                                Insurance & Annuity Company, Inc.
                                                                and Guardian Investor Services
                                                                LLC, since 4/04; Second Vice
                                                                President and Compliance Officer
                                                                prior thereto. Chief Compliance
                                                                Officer of all of the mutual funds
                                                                within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Manind V. Govil                Managing        Since 2005      Managing Director and Head of              23
 (1969)                         Director                        Equity Investments at The Guardian
                                                                Life Insurance Company of America
                                                                since 8/2005; Lead Portfolio
                                                                Manager -- Large Cap Blend/Core
                                                                Equity, Co-Head of Equities and
                                                                Head of Equity Research at
                                                                Mercantile Capital Advisers since
                                                                2001; Lead Portfolio
                                                                Manager -- Core Equity at
                                                                Mercantile Capital Advisers prior
                                                                thereto
---------------------------------------------------------------------------------------------------------------------

 Edward H. Hocknell             Vice President  Since 1997      Partner, Baillie Gifford & Co.,            16
 c/o Baillie Gifford                                            Director, Baillie Gifford Overseas
 Overseas, Limited                                              Limited since 10/92. Officer of
 1 Greenside Row                                                various mutual funds within the
 Edinburgh, EH1 3AN,                                            Guardian Fund Complex.
 Scotland
 (11/14/60)
---------------------------------------------------------------------------------------------------------------------

 R. Robin Menzies               Vice President  Since 1991      Partner, Baillie Gifford & Co.             16
 c/o Baillie Gifford                                            Director, Baillie Gifford Overseas
 Overseas, Limited                                              Limited. Director, Guardian
 1 Greenside Row                                                Baillie Gifford Limited. Trustee,
 Edinburgh, EH1 3AN,                                            Baillie Gifford Funds, Inc. (2
 Scotland                                                       funds). Officer of various mutual
 (10/30/52)                                                     funds within the Guardian Fund
                                                                Complex.
---------------------------------------------------------------------------------------------------------------------


                                      B-16
                                                                GIAC FUNDS, INC.

                                    OFFICERS



---------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE              PRINCIPAL                 GUARDIAN FUND
      NAME, ADDRESS AND            POSITION     AND LENGTH OF              OCCUPATIONS              COMPLEX FOR WHICH
        DATE OF BIRTH             WITH FUND      TIME SERVED+          DURING PAST 5 YEARS           OFFICER SERVES
---------------------------------------------------------------------------------------------------------------------
 Nydia Morrison                 Controller      Since 2003      Director, Mutual Fund Reporting,           25
 (11/22/58)                                                     The Guardian Life Insurance
                                                                Company of America since 5/04;
                                                                Manager prior thereto. Officer of
                                                                all of the mutual funds within the
                                                                Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Frank L. Pepe                  Vice President  Since 1995      Vice President and Equity                  25
 (3/26/42)                      and Treasurer                   Controller, The Guardian Life
                                                                Insurance Company of America.
                                                                Senior Vice President and
                                                                Controller, The Guardian Insurance
                                                                & Annuity Company, Inc. since
                                                                4/04, Vice President and
                                                                Controller prior thereto. Senior
                                                                Vice President and Controller,
                                                                Guardian Investor Services LLC.
                                                                Vice President and Treasurer of
                                                                all the mutual funds within the
                                                                Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Richard T. Potter, Jr.         Vice President  Since 1992      Vice President and Equity Counsel,         25
 (7/20/54)                      and Counsel                     The Guardian Life Insurance
                                                                Company of America. Senior Vice
                                                                President and Counsel, The
                                                                Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian
                                                                Investor Services LLC, since 4/04;
                                                                Vice President and Counsel prior
                                                                thereto. Vice President and
                                                                Counsel of Park Avenue Securities
                                                                LLC and all of the mutual funds
                                                                within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Robert A. Reale                Managing        Since 2001      Managing Director, The Guardian            25
 (6/12/60)                      Director                        Life Insurance Company of America,
                                                                The Guardian Insurance & Annuity
                                                                Company, Inc. and Guardian
                                                                Investor Services LLC since 3/01;
                                                                Second Vice President 10/99 to
                                                                2/01. Assistant Vice President,
                                                                Metropolitan Life prior thereto.
                                                                Officer of all of the mutual funds
                                                                within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Thomas G. Sorell               President       Since 2003      Executive Vice President and Chief         25
 (3/3/55)                                                       Investment Officer, The Guardian
                                                                Life Insurance Company of America
                                                                since 1/03; Senior Managing
                                                                Director, Fixed Income Securities,
                                                                since 3/00; Vice President, Fixed
                                                                Income Securities prior thereto.
                                                                Managing Director, Investments:
                                                                Park Avenue Life Insurance
                                                                Company. President of all of the
                                                                mutual funds within the Guardian
                                                                Fund Complex.
---------------------------------------------------------------------------------------------------------------------

 Donald P. Sullivan, Jr.        Vice President  Since 1995      Vice President, Equity                     25
 (12/24/54)                                                     Administration, The Guardian Life
                                                                Insurance Company of America. Vice
                                                                President, The Guardian Insurance
                                                                & Annuity Company, Inc. and
                                                                Guardian Investor Services LLC.
                                                                Officer of all of the mutual funds
                                                                within the Guardian Fund Complex.
---------------------------------------------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

                                    OFFICERS



---------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF FUNDS
                                                                                                         IN THE
                                                TERM OF OFFICE              PRINCIPAL                 GUARDIAN FUND
      NAME, ADDRESS AND            POSITION     AND LENGTH OF              OCCUPATIONS              COMPLEX FOR WHICH
        DATE OF BIRTH             WITH FUND      TIME SERVED+          DURING PAST 5 YEARS           OFFICER SERVES
---------------------------------------------------------------------------------------------------------------------

 Matthew P. Ziehl (4/29/67)     Managing        Since 2002      Managing Director, The Guardian            16
                                Director                        Life Insurance Company of America
                                                                since 1/02; prior thereto, Team
                                                                Leader, Salomon Brothers Asset
                                                                Management, Inc. from 1/01 to
                                                                12/01; Co-Portfolio Manager, prior
                                                                thereto. Officer of various mutual
                                                                funds within the Guardian Fund
                                                                Complex.
---------------------------------------------------------------------------------------------------------------------


+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

                              COMPENSATION TABLE*


                            DISINTERESTED DIRECTORS



                                                                                                                            Total
                                                                                  Accrued      Estimated             Compensation
                                                           Aggregate           Pension or         Annual     from the Company and
                                                        Compensation  Retirement Benefits  Benefits Upon     Other Members of the
Name and Title                                    from the Company**  Paid by the Company     Retirement  Guardian Fund Complex**
--------------                                    ------------------  -------------------  -------------  -----------------------
Frank J. Fabozzi, Director.......................             $6,050                  N/A            N/A                  $68,500
Anne M. Goggin...................................             $1,989                  N/A            N/A                  $21,625
William W. Hewitt, Jr., Director.................             $6,050                  N/A            N/A                  $68,500
Sidney I. Lirtzman, Director.....................             $6,715                  N/A            N/A                  $76,000
Robert G. Smith, Director........................             $7,380                  N/A            N/A                  $83,500


* Directors who are "interested persons" of the Company are not compensated by the Company.

** Includes compensation paid to attend meetings of the Board's Audit and Nominating and Governance Committees.


                              INTERESTED DIRECTORS



                                                                                                                            Total
                                                                                  Accrued                            Compensation
                                                           Aggregate           Pension or      Estimated   from the Portfolio and
                                                        Compensation  Retirement Benefits  Benefits Upon     Other Members of the
Name                                                from the Company  Paid by the Company     Retirement             Fund Complex
----                                                ----------------  -------------------  -------------   ----------------------
Arthur V. Ferrara................................                 $0                  N/A            N/A                       $0
Leo R. Futia.....................................                 $0                  N/A            N/A                       $0
Dennis J. Manning................................                 $0                  N/A            N/A                       $0


The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Guardian Fund Complex as of December 31, 2004.

                         DIRECTOR SHARE OWNERSHIP TABLE

                                              Dollar Range of      Aggregate Dollar Range of Equity Securities
                                         Equity Securities in  in all Registered Investment Companies Overseen
           Name of Director                     the Funds (3)        by Director in Guardian Fund Complex (25)
           ----------------              --------------------  -----------------------------------------------
Frank J. Fabozzi.......................                    $0                              $50,001 - $100,000
Arthur V. Ferrara......................                    $0                                   Over $100,000
Leo R. Futia...........................                    $0                                   Over $100,000
Anne M. Goggin.........................                    $0                                              $0
William W. Hewitt, Jr. ................                    $0                               $10,001 - $50,000
Sidney I. Lirtzman.....................                    $0                               $10,001 - $50,000
Dennis J. Manning......................                    $0                                   Over $100,000
Robert G. Smith........................                    $0                               $10,001 - $50,000

                                      B-18
                                                                GIAC FUNDS, INC.

Because GIS is wholly owned by Guardian Life, a mutual insurance company, no Director owns any securities in GIS or any entity in a control relationship to GIS.

All issued and outstanding shares of the Funds are legally owned by affiliates of Guardian Life including The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a wholly owned subsidiary of Guardian Life, which holds shares either directly or for the benefit of contractowners of the variable annuity and variable life insurance contracts issued by GIAC.

The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Codes of Ethics ("Ethics Policies") that have been adopted by the Company's Board. Access Persons are required to follow the guidelines established by the Ethics Policies in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Funds' Advisers and Sub-Adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policies, must adopt and enforce their own Code of Ethics appropriate to their operations. The Funds' Board is required to review and approve the Codes of Ethics for the Advisers and the Sub-Adviser. The Advisers and the Sub-Adviser are also required to report to the Funds' Board on a quarterly basis with respect to its compliance with the requirements of Rule 17j-1, including any material violations thereof which may potentially affect the Funds.

The Company's officers and directors had an aggregate interest of less than 1% in the Funds' outstanding shares as of April 1, 2005.

PORTFOLIO MANAGERS
As described in the prospectus, each Fund pays to GIS or GBG, as applicable, a management fee based on a percentage of the Fund's average daily net assets. GBG pays a portion of its management fee to BG Overseas, for sub-advisory services to the International and Emerging Markets Funds. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund's adviser or sub-adviser, and are not paid from any assets of the Funds or any other managed account. In the case of the Funds managed by GIS, portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and GIS, respectively, based on each of those company's assets under management.

A Fund's portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. In the case of BG Overseas, these other accounts may also include assets for high net worth individuals, pension funds, collective investment trusts, offshore funds, hedge funds and other types of accounts. For portfolio managers of GIS, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life's general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian-issued life, health, disability and other insurance policies (the "Guardian Assets"). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The discussion that follows includes: (i) a description of the compensation structure applicable to the portfolio managers of GIS and BG Overseas; (ii) information about each portfolio manager's investment in the Fund(s) for which the manager has day-to-day responsibility; (iii) other accounts managed by the portfolio managers; and (iv) a description of potential conflicts of interest that may arise with respect to a portfolio manager's management of the Funds.

COMPENSATION STRUCTURE

Guardian Investor Services LLC. The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual's experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relevant to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on the Fund's performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. For the fiscal year ended December 31, 2004, incentive compensation took into account one-year performance; going forward, performance will be measured over rolling one- and three-year periods, with a phase-in period. Generally, incentive compensation for a portfolio manager is warranted for performance better than the 60th percentile relative to the Lipper peer group. The index component is based on whether the Fund's performance

STATEMENT OF ADDITIONAL INFORMATION
exceeds the performance of its benchmark index. The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager's roles and responsibilities with respect to management of the mutual funds and other portfolios. For equity assets, management of the Funds accounts for substantially all of the calculation; for fixed income assets, the calculation is divided between management of the Guardian Assets and the Funds, respectively. Although under normal circumstances the Guardian Assets substantially exceed those of the Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% or more of a manager's incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager's contribution to performance and other factors.

Under the terms of a non-qualified deferred compensation plan (the "plan"), portfolio managers must make a mandatory contribution to the plan of their incentive compensation that exceeds a certain dollar amount. For fiscal year 2004, Guardian Life contributed an additional amount to the amount deferred. Portfolio managers may allocate the deferred compensation among any of the Funds managed by GIS, which may or may not include the Fund(s) for which the portfolio manager is responsible. The deferred compensation is notionally invested, meaning it is accounted for as though it were invested in the designated Funds but is not actually so invested. The deferred compensation vests after three years.

Baillie Gifford Overseas Limited. Mr. Menzies and Mr. Hocknell are partners of BG Overseas. As such, they each receive a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within BG Overseas and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension plans are not available to partners, who provide for those benefits from their own personal funds.

Other Accounts. The following table provides information about other accounts managed by portfolio managers as of December 31, 2004:

                                                                                  Number of   Total Assets in
                                                                             Accounts Where    Accounts Where
                                                                            Advisory Fee is   Advisory Fee is
                                                          Total Assets in          Based on          Based on
                                     Type of       # of       Accounts as           Account           Account
Name                                Account*   Accounts       of 12/31/04       Performance       Performance
----                                --------   --------   ---------------   ---------------   ---------------
Edward Hocknell...................         a          1   $101.7 million                 0                 0
Robin Menzies.....................         a          1   $ 56.9 million                 0                 0
Matthew Ziehl.....................         a          2   $  2.6 billion                 0                 0
                                           b          5   $  520 million                 0                 0

* Key: (a) = Registered investment companies; (b) = Other pooled investment vehicles(+); (c) = Other accounts

+ The portfolio managers of GIS serve as sector specialists with respect to Guardian Assets.

++ Approximate; also includes wrap model as one account.

CONFLICTS OF INTEREST

Guardian Investor Services LLC. Portfolio managers for the Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Funds. In general, the other portfolios are managed using the same investment models that are used in connection with the management of the Funds. Accordingly, Fund portfolio managers often make investment decisions and place trades for other accounts that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund. Depending on market conditions, any of these actions could have a potential adverse impact on a Fund. Because the Funds' portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in a Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Fund's investment policies and with the Code of Ethics of the Funds and GIS. In addition, GIS periodically reviews each portfolio manager's overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

                                      B-20
                                                                GIAC FUNDS, INC.

Baillie Gifford Overseas Limited. BG Overseas manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. BG Overseas has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Beneficial Ownership of Fund Shares. The portfolio managers may allocate their personal investments among various Funds as appropriate given their own investment needs. Certain portfolio managers beneficially own shares of the Fund(s) for which the manager has primary day-to-day responsibility. The table below shows the dollar range of Fund shares beneficially owned by the Fund(s)' portfolio manager(s) as of December 31, 2004. If a portfolio manager's name is not listed, the manager did not beneficially own any shares of the Fund(s) for which the manager has primary day-to-day responsibility.

                                                                         Dollar Range of
Portfolio Manager                                                Fund          Ownership
-----------------                                                ----    ---------------
Matthew Ziehl............................        Small Cap Stock Fund    $      1-10,000

INVESTMENT ADVISERS, SUB-INVESTMENT ADVISER AND DISTRIBUTOR
The Adviser -- International Fund and Emerging Markets Fund: Guardian Baillie Gifford Limited. The Adviser, an investment management company registered as a corporation under the laws of Scotland, was formed in November 1990 through a joint venture between GIAC and BG Overseas, a company wholly owned by Baillie Gifford & Co. GIAC owns 51% of the voting shares of the Adviser and may be deemed to be in control of the Adviser. BG Overseas owns the remaining 49% of such shares. The Adviser is registered in the United States with the SEC as an investment adviser under the Investment Advisers Act of 1940 and in the United Kingdom is regulated by the FSA. BG Overseas also serves as sub-investment adviser to the Funds (see below).

Pursuant to Investment Management Agreements ("Management Agreements") between the Adviser and the Company, and subject to the monitoring and supervision of the Company's Board of Directors, the Adviser is responsible for the overall investment management of the Funds' portfolios. Under the terms of the Management Agreements, the Adviser is responsible for all decisions to buy and sell securities for the Funds, furnishes the Board with recommendations with respect to the Funds' investment policies, provides the Board with regular reports pertaining to the implementation and performance of such policies, and maintains certain books and records as required by the 1940 Act and by any other applicable laws and regulations. The Adviser has, in turn, entered into sub-investment management agreements with BG Overseas appointing the latter as sub-investment adviser and delegating to BG Overseas much of the day-to-day management responsibilities for the portfolios of the Funds (see "The Sub-Adviser: Baillie Gifford Overseas Limited" below).

The Management Agreements were approved by the Company's Board of Directors (including a majority of the directors who are not parties to the Management Agreements or "interested persons" of the Company or of the Adviser) and will continue in full force and effect from year to year, provided their continuance is specifically approved at least annually, by vote of a majority of the Fund's outstanding voting shares or, by vote of the Company's Board of Directors, including a majority of the Disinterested Directors who are not parties to the Management Agreements, cast in person at a meeting called for the purpose of voting on such continuance.

The Management Agreements provide that the Funds shall pay the Adviser a monthly fee at an annual rate of 0.80% of the average daily net assets of the International Fund and 1.00% of the average daily net assets of the Emerging Markets Fund for the services rendered, the facilities furnished and the expenses assumed by the Adviser. A portion of this fee is payable by the Adviser to BG Overseas as compensation for the services of BG Overseas as sub-investment adviser to the Funds as more fully described below. For the years ended December 31, 2002, 2003 and 2004, the International Fund paid the Adviser a total of $1,754,124, $1,349,968 and $1,544,462 in fees, respectively. For the years ended December 31, 2002, 2003 and 2004, the Emerging Markets Fund paid the Adviser a total of $584,277, $384,255 and $614,898, respectively, in fees.

The Management Agreements provide that neither the Adviser, nor any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Management Agreements relate, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of the Funds or from reckless disregard by the Adviser or any such person of the duties of the Adviser under the Management Agreements.

The Management Agreements may be terminated, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon their assignment. In addition, either party may terminate the Management Agreements immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the Agreement which, if curable, is not remedied within 30 days; (2) the

STATEMENT OF ADDITIONAL INFORMATION
dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas.

In the event that the Management Agreements are terminated and unless they are replaced by other agreements between GIAC and BG Overseas or their affiliates, the continued use of the names "Baillie Gifford International Fund," or "Baillie Gifford Emerging Markets Fund" by the Company is subject to the approval of both GIAC and BG Overseas.

The Sub-Investment Adviser -- International Fund and Emerging Markets Fund:
Baillie Gifford Overseas Limited. BG Overseas acts as the sub-investment adviser to the Company pursuant to sub-investment management agreements ("Sub-Management Agreement") with the Adviser. BG Overseas is registered in the United States with the SEC as an investment adviser under the Investment Advisers Act of 1940 and in the United Kingdom is regulated by the FSA. Pursuant to the Sub-Management Agreements, BG Overseas manages the day-to-day operations of the Funds' portfolios. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by the Adviser. The Adviser continually monitors and evaluates the performance of BG Overseas.

The Sub-Management Agreements were approved by the Company's Board of Directors (including a majority of directors who are not parties to the Sub-Management Agreements or "interested persons" of the Company or the Adviser) and will continue in full force and effect from year to year, provided their continuance is specifically approved at least annually (1) by the Board of Directors of the Adviser and (2) by the Board of Directors of the Company, including approval by a vote of the majority of the directors who are not parties to the Sub-Management Agreements or "interested persons" of the Company or of the Adviser, cast in person at a meeting called for the purpose of voting on such continuance.

The Sub-Management Agreements provide that the Adviser shall pay BG Overseas a monthly fee at an annual rate of 0.40% of the average daily net assets of the International Fund and 0.50% of the average daily net assets of the Emerging Markets Fund for the services rendered, the facilities furnished and the expenses assumed by BG Overseas. This sub-investment management fee is paid to BG Overseas out of the management fee paid by the Funds to the Adviser. For the years ended December 31, 2002, 2003 and 2004, the Adviser paid BG Overseas a total of $877,062, $674,984 and $772,231, respectively, in fees, respectively, for services provided for the International Fund. For the years ended December 31, 2002, 2003 and 2004, the Adviser paid BG Overseas $292,139, $192,128 and
$307,449 respectively, in fees for services provided to the Emerging Markets
Fund.

The Sub-Management Agreements provide that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Company in connection with the matters to which the Sub-Management Agreements relate, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of the Adviser or the Company or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the Sub-Management Agreements.

The Sub-Management Agreements may be terminated, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon their assignment. In addition, either party may terminate the Sub-Management Agreements immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the Agreements which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas.

The Adviser -- Small Cap Stock Fund: Guardian Investor Services LLC ("GIS"). GIS is the investment adviser for the Small Cap Stock Fund. GIS is registered as an investment adviser under the Investment Advisers Act of 1940.

Under the investment advisory agreement between the Fund and GIS, GIS furnishes investment advice and provides or pays for certain of the Fund's administrative costs. Among the services and facilities provided or paid for by GIS are: office space; clerical staff and recordkeeping; and the services of all Fund personnel, including any fees and expenses of the Directors who are affiliated with The Guardian Life Insurance Company of America ("Guardian Life"). All other costs and expenses are to be paid by the Funds which GIS advises. However, GIS has agreed to reduce its advisory fee and, if necessary, reimburse any of the Funds which it advises if a Fund's operating expenses exceed the expense limitations imposed by state law. Excluded from such operating expenses are: interest; taxes; brokerage commissions; distribution fees and extraordinary expenses. For these services the investment advisory agreement between the Fund and GIS provides that the Fund shall pay GIS 0.75% per annum. All payments are due on a quarterly basis. The Fund also assumes all expenses of its operations and business not specifically assumed or agreed to be paid by GIS. Expenses paid by the Fund will include, for example, costs relating to: custody; the services of the Fund's transfer agent and dividend disbursing agent; portfolio accounting services; shareholder communications; shareholder meetings; calculation of net asset

                                      B-22
                                                                GIAC FUNDS, INC.

value; legal fees and expenses; accounting and auditing fees and expenses; directors' fees and expenses; U.S. federal and state registration fees; brokerage commissions; taxes; and bonding and insurance. For the years ended December 31, 2002, 2003 and 2004, the Small Cap Stock Fund paid $1,919,170, $1,942,730 and $2,174,648, respectively, in fees.

The investment advisory agreement between the Fund and GIS will continue in full force and effect from year to year so long as its continuance is specifically approved at least annually by vote of a majority of the Fund's outstanding voting shares, or by vote of the Fund's Board of Directors, including a majority of Directors who are not parties to the agreement or "interested persons" of the Fund or of GIS, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment, and may be terminated without penalty at any time by either party upon 60 days' written notice.

If the investment advisory agreement is terminated and it is not replaced by an agreement with another affiliate of Guardian Life, the Fund's continued use of the name "The Guardian Small Cap Stock Fund" is subject to the approval of Guardian Life, because Guardian Life maintains the exclusive ownership interest of the service mark "The Guardian Small Cap Stock Fund".

A service agreement between GIS and Guardian Life provides that Guardian Life will furnish the office space, clerical staff, services and facilities which GIS needs to perform under the investment advisory agreement. GIS's officers are salaried employees of Guardian Life; they receive no compensation from GIS. GIS reimburses Guardian Life for its expenses under the service agreement.

The investment advisory agreement provides that neither GIS nor any of its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by GIS or the Fund in connection with the matters to which the investment advisory agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GISC or the Fund or from reckless disregard by GIS or any such person of the duties of GIS under the investment advisory agreement.


The Distributor: Guardian Investor Services LLC. GIS serves as the distributor of shares of the Funds. These shares are continuously offered at net asset value without any sales charge. GIS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and acts as distributor of the variable annuity and variable life insurance contracts issued by GIAC. GIS receives no compensation from the Company or from purchasers of shares of the Funds for acting as distributor.


PROXY VOTING POLICIES AND PROCEDURES
The Board of Directors of the Company has delegated the responsibility for voting proxies on behalf of the Funds to GIS and BG Overseas, respectively (each, a "Fund Adviser"), subject to the oversight of the Board. Pursuant to such delegation, each Fund Adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as Fund Adviser in accordance with the proxy voting policies and procedures of each such Fund Adviser. A description of those policies and procedures is attached as an Appendix to this SAI. Information regarding how each Fund voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30, 2004 is available without charge upon request on the Funds' website, www.guardianinvestor.com or the Securities and Exchange Commission's website, www.sec.gov.

GIAC AND OTHER FUND AFFILIATES
As of February 28, 2005, GIAC owned 100% of the outstanding shares of the International Fund and the Emerging Markets Fund. Such shares are owned on behalf of the owners of variable annuity and variable life insurance contracts issued by GIAC and have been allocated to one or more separate accounts of GIAC that fund such contracts. As of February 28, 2005, GIAC was the beneficial owner of 1,146,332 shares representing 7% of the Small Cap Stock Fund. Guardian Life owned beneficially 5,457,471 shares representing 31% of the Small Cap Stock Fund. The balance of the Small Cap Stock Fund shares is owned by GIAC and allocated to one or more separate accounts of GIAC. GIAC is a wholly owned subsidiary of Guardian Life and has executive offices located at 7 Hanover Square, New York, New York 10004. In addition, GIAC owns 51% of the voting shares of GBG, adviser to the International and Emerging Markets Funds (see above) and may be deemed to be in control of GBG, and GIAC owns 100% of the voting shares of GIS.

TAXES
The International Fund, the Emerging Markets Fund and the Small Cap Stock Fund currently qualify and intend to remain qualified to be taxed as regulated investment companies under certain provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). So long as the Funds qualify as regulated investment companies and comply with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net investment income and net capital gains) to their

STATEMENT OF ADDITIONAL INFORMATION
shareholders, each Fund will generally not incur a tax liability on that portion of its net investment income and net realized capital gains which has been distributed to its shareholders. Accordingly, the Funds intend to distribute each year all or substantially all of their net investment income and net capital gains.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived in connection with the pursuit of its investment objectives;
(ii) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions); and (iii) must be diversified such that at the close of each quarter of the Fund's taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. The Code and the Treasury Department regulations promulgated thereunder require mutual funds that are offered through insurance company separate accounts to also meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. GIS intends to diversify each of the Fund's investments in accordance with those requirements. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits, and owners of GIAC's variable annuities and life insurance products could lose the benefit of tax deferral on distributions made to the separate accounts. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Funds intend to qualify for this exemption or to comply with the calendar year distribution requirement.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Funds will be subject to special tax rules. These rules may accelerate income to the Funds, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and, if applicable, excise taxes.

Foreign Investments. Each of the Funds is authorized to invest in foreign securities and may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities is reduced by these foreign taxes. The owners of GIAC variable annuities and life insurance products investing in the Funds effectively bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The Funds may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of GIAC variable annuities and life insurance products investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Fund. No assurance can be given that such elections can or will be made.

                                      B-24
                                                                GIAC FUNDS, INC.

Since the only shareholders of the Funds will be separate accounts of GIAC, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the GIAC contracts, see the Prospectus for such contract.

The discussion of "Taxes" in the Prospectuses, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury Regulations currently in effect as interpreted by U.S. Courts and the Internal Revenue Service. These interpretations can change at any time. The above discussion covers only U.S. federal income tax considerations with respect to the Funds. No attempt has been made to describe any state, local, foreign, or other tax consequences.

FUND CAPITALIZATION AND EXPENSES
On January 22, 1991, GIAC purchased 10,000 shares of the International Fund at a price of $10.00 per share for a total investment of $100,000. Over the weeks following this initial investment, GIAC furnished an additional $9,900,000 in seed capital to the International Fund, purchasing 824,320 shares. On September 13, 1994 Guardian Life purchased 2,000,000 shares of the Emerging Markets Fund at a price of $10.00 per share for a total investment of $20,000,000. Each of these investments were made to enable the Funds to commence operations and to acquire a diversified portfolio of securities in accordance with their respective investment objective and policies. The shares acquired by GIAC and Guardian Life are being held for investment purposes and GIAC and Guardian Life have no present intention of redeeming or selling such shares.

On April 2, 1997, GIAC purchased 2,000,000 shares of the Small Cap Stock Fund at a price of $10.00 per share for a total investment of $20,000,000. This investment was made to enable the Small Cap Stock Fund to commence operations and to acquire a diversified portfolio of securities in accordance with its investment objective and policies. The shares acquired by GIAC are being held for investment purposes and GIAC has no present intention of redeeming or selling such shares.

The authorized stock of the Company consists of one billion (1,000,000,000) shares having a par value of $0.10 each. Two hundred million (200,000,000) of such shares have been designated as shares of the class which are attributable to each of the Funds. To date a total of 600,000,000 shares have been so designated. The Board may designate additional classes of Company shares, and increase or decrease the number of shares in a class, provided that the Board does not decrease the number of shares outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective class of stock and, upon liquidation or dissolution, in the net assets of such class remaining after satisfaction of outstanding liabilities.

Voting Rights. Through its separate accounts, GIAC is the sole shareholder of record of the Funds, so, under the 1940 Act, GIAC is deemed to be in control of the Funds. Nevertheless, when a Fund shareholders' meeting occurs, GIAC solicits and accepts voting instructions from its contractowners who have allocated or transferred monies for an investment in the Fund as of the record date for the meeting. GIAC then votes the Fund's shares that are attributable to its contractowners' interests in the Fund in accordance with their instructions. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it does receive instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Company is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors. All classes of a Fund's shares are voted together as one class, unless a matter affects only the shareholders of a particular Fund or class. In those cases only the shareholders of the affected Fund or class will be eligible to vote on the matter.

The Company is not required to hold annual shareholder meetings, but special meetings may be called to elect or remove directors, change fundamental policies or approve an investment advisory agreement, among other things.

CALCULATION OF NET ASSET VALUE
The Funds' net asset value per share is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE on each day on which the NYSE is open for business. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

The calculation of the Funds' net asset value may not occur contemporaneously with the determination of the value of any foreign securities included in such calculation because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business.

STATEMENT OF ADDITIONAL INFORMATION

Securities Valuations. Securities which are listed or traded on any U.S. or foreign securities exchange are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Where a security is traded on more than one exchange or system, the security is valued on the exchange or system on which it is principally traded unless it was not traded on that exchange or system on the date in question. In such cases, the applicable valuation price of the security on other exchanges or systems shall be used. Securities traded both on an exchange and in the over-the-counter markets will be valued according to the broadest and most representative market. Certain debt securities may be valued by an independent pricing service ("Service"). Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices for securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Repurchase agreements are carried at cost which approximates market value.

Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Funds' Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Funds' Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee will receive a valuation recommendation and information about any security requiring fair value pricing from the investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Funds' Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a "significant event". A "significant event" is an event that will affect the value of portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting.

CUSTODIAN AND TRANSFER AGENT
The custodian for all securities and assets of the Company is State Street Bank and Trust Company ("State Street Bank"), 1776 Heritage Drive, North Quincy, Massachusetts 02171. Portfolio securities purchased for the Funds outside of the U.S. are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network and foreign depositories (foreign sub-custodians). State Street Bank is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

GIAC serves as the Company's transfer and dividend paying agent. In its capacity as transfer agent and dividend paying agent, GIAC issues and redeems shares of the Funds and distributes dividends to the GIAC separate accounts which invest in the Funds' shares.

State Street Bank does not play a part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

LEGAL OPINION
The legality of the shares described in the Prospectus has been passed upon by Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The independent registered public accounting firm of the Company is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audits and reports on the financial statements of the Company which appear in the Company's Annual Report to Shareholders for the year ended December 31, 2004. That Annual Report is incorporated by reference in this Statement of Additional Information.

                                      B-26
                                                                GIAC FUNDS, INC.

APPENDIX -- PROXY VOTING POLICIES AND PROCEDURES

GUARDIAN INVESTOR SERVICES LLC

INTRODUCTION

In its capacity as investment adviser to certain of the Funds, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders' economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy.

These policies summarize the manner in which proxies will be voted on typical proxy proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not need to be strictly adhered to at all times. For example, under appropriate circumstances, GIS may choose to vote a proxy on a case-by-case basis, or, as described below, choose not to vote a proxy.

With limited exceptions, GIS intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote.

PROXY VOTING SERVICE

GIS has retained the services of Institutional Shareholder Services ("ISS"), an independent proxy voting service, to act as its agent in voting proxies. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on GIS's behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

GIS's investment management personnel are responsible for analyzing and evaluating each company held in each Fund's portfolio to ensure it is an appropriate investment. GIS recognizes that proxy voting is integral to the investment process and, accordingly, has developed customized instructions for ISS to follow based upon GIS's corporate governance philosophy and beliefs.

For certain proposals, GIS has instructed ISS to vote "for" or "against" the proposal in all cases. For other proposals, GIS has instructed ISS to vote on a "case-by-case" basis, along with ISS's recommendations, or to refer the proposal to GIS for consideration. In making "case-by-case" determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS's factors and policies, for certain proxy matters GIS has instructed ISS to make a voting determination based upon the ISS factors and policies. For other proxy matters, GIS has instructed ISS to consider additional factors that GIS considers relevant to the voting decision, or to vote in accordance with specific factors and policies provided by GIS. The policies and the factors considered in making "case-by-case" voting determinations are further detailed in the guidelines. For other proxy matters, ISS has been instructed to refer the proposal to GIS for specific voting instructions, for example, in the case of mergers and restructurings. Additionally, GIS may provide specific voting instructions when ISS has a conflict of interest with the issuer, as described below.

PROXY MATTERS

Shareholders are generally presented with two types of proposals: (1) Management proposals, which are presented by the board of directors of a company for shareholder approval, and (2) Shareholder proposals, which are presented by a shareholder or group of shareholders of a company. The following guidelines summarize GIS's position on typical proxy proposals.

Matters relating to the board of directors. GIS typically supports the election of directors, provided that a majority (at least two-thirds) of the board are "independent directors" and that key committees of the board of directors (audit, compensation or nominating committees) are comprised exclusively of independent directors. GIS considers a director to be "independent" if the director:

- Has not been employed by the company or an affiliate in an executive capacity within the last 5 years;

- Is not a member of the firm that is one of the company's paid advisors or consultants;

- Is not employed by a significant customer or supplier;

- Does not have a personal services contract with the company;

STATEMENT OF ADDITIONAL INFORMATION

- Is not a founder of the company and is not a current employee;

- Does not have a family relationship to an employee of the company, whether by blood or marriage; and

- Is not employed by a tax-exempt organization that receives significant contributions from the company.

With respect to matters relating to the board of directors, GIS typically votes:

- AGAINST the elimination of cumulative voting

- AGAINST director age limits

- AGAINST allowing the board to set its own size

- AGAINST board classification

Other items related to the board of directors are considered on a CASE-BY-CASE basis.

Compensation related proposals. GIS generally approves of non-cash compensation of directors and executives, provided that the compensation is reasonable in relation to the performance of the company, and provided that the compensation does not cause dilution of shareholder interests. These proposals are usually voted on a CASE-BY-CASE basis; however, GIS usually votes:

- FOR stock option proposals that are not reserving new shares

- FOR cash bonus plans

- AGAINST a stock option plan if the potential for dilution of shareholder interest is greater than 10%

- AGAINST proposals for repricing of stock options

- AGAINST a stock option plan if there is significant share availability under other plans

Capitalization related proposals. Management proposals often pertain to a change in a company's capital structure, such as the issuance of common or preferred stock, or a stock split. Generally, GIS votes on a CASE-BY-CASE BASIS proposals to increase authorized common or preferred stock. On other capitalization-related matters, GIS usually votes:

- FOR stock splits

- FOR adjustments to par value

- FOR elimination of a class of common stock

- FOR reduction in authorized common stock

- AGAINST dual class structure

- AGAINST the creation of "blank check" preferred stock

Other items related to capitalization are considered on a CASE-BY-CASE basis.

Corporate actions. Corporate actions typically include transactions involving the company, such as mergers, acquisitions, other business combinations, reincorporations and reorganizations. The details regarding these transactions vary widely, and therefore these proposals are typically voted on a CASE-BY-CASE basis. Usually, GIS votes FOR a change in the state of a company's organization if the new state has fewer anti-takeover provisions, and will vote FOR the formation of a holding company if significant anti-takeover provisions are not added.

Anti-takeover provisions. Anti-takeover provisions are typically in place to make it more difficult for an outside party to take over control of the company. Examples are shareholder rights plans ("poison pills"), fair price provisions, creation of "blank check" preferred stock, or creation of more than one class of shares having disparate voting rights. GIS usually votes AGAINST anti-takeover proposals, except that it usually votes:

- FOR reduction of supermajority vote requirements

- on a CASE-BY-CASE basis proposals related to shareholder rights plans

Routine matters. Certain matters are considered "routine" in that they generally do not affect the rights of shareholders. GIS typically votes WITH COMPANY MANAGEMENT on these types of issues, such as:

- ratification of the company's auditors

- changing date or location of annual meeting

- changing the company name

- amending the corporate purpose

Shareholder proposals. SEC rules permit shareholders to make proposals at a company's annual meeting, provided certain requirements are met. Typically, shareholder proposals concern economic, social and environmental issues, but they may also include corporate governance matters.

                                      B-28
                                                                GIAC FUNDS, INC.

Corporate governance matters. Typically, GIS votes in favor of shareholder proposals related to corporate governance matters, for example:

- FOR submitting a shareholder rights plan to shareholder vote

- FOR confidential voting

- FOR reducing supermajority vote requirement

- FOR elimination or restriction of severance agreements, and submission to shareholder vote

- FOR submitting preferred stock issuance to shareholder vote

GIS will generally vote AGAINST the elimination of discretionary voting of unmarked proxies and will consider on a CASE-BY-CASE basis a proposal to amend the terms of an existing shareholder rights plan.

Social, political and environmental matters. Generally, on social, political and environmental matters, GIS will support the recommendations of a company's board of directors on these matters, as long as it believes that a company's management is acting in accordance with its fiduciary duty to protect shareholders' interests. If GIS believes that a company's management does not represent shareholders' best interests, it will vote on a case-by-case basis, but, with few exceptions, GIS will vote these proposals AS MANAGEMENT RECOMMENDS.

Economic matters. With respect to general economic matters, GIS will consider each proposal on a CASE-BY-CASE basis.

CONFLICTS OF INTEREST

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is GIS's philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. GIS has centralized the proxy voting function with fund management and has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

IF GIS identifies a potential material conflict of interest due to a business or personal relationship, it will refer the proposal to ISS to vote the proxy. If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of GIS and the Funds applying uniform policies.

If ISS is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Guardian's Mutual Fund Oversight Committee. The Mutual Fund Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Mutual Fund Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Audit Committee of the Board of Directors for guidance.

BAILLIE GIFFORD OVERSEAS LIMITED

GENERAL STATEMENT AND APPROACH

Baillie Gifford Overseas Limited ("BGO") recognizes that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, "Baillie Gifford") have adopted Global Corporate Governance Principles and Guidelines (the "Guidelines"), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO's fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the "Principles") that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors.

STATEMENT OF ADDITIONAL INFORMATION

The Principles are based upon the widely supported principles developed by the Organisation for Economic Co-operation and Development, which BGO believes are appropriate for most markets. BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some "best practice" guidelines as to voting on specific issues (e.g., generally opposing new appointments that combine the role of chairman and chief executive, considering opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board's non-executive directors is independent).

BGO recognizes, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company's business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company's corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings. In general, BGO focuses on the issues it feels are most significant and where it can be most effective, including the alignment of management's interests with those of shareholders, the effective operation of the board and its committees and the protection of shareholder rights.

PROXY VOTING ADMINISTRATION

Baillie Gifford's Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Corporate Governance Manager reports to the Chief Investment Officer. In evaluating each proxy, the Corporate Governance Team follows the Guidelines. It also considers third party analysis, Baillie Gifford's own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote.

CONFLICTS OF INTEREST

BGO recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Corporate Governance Manager is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO does not rigidly apply the Guidelines and proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management's recommendation, the Management Committee, which comprises five senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

OVERSEAS VOTING -- SHARE BLOCKING

For clients that have delegated voting authority and discretion to BGO, BGO endeavors to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the French and Italian markets, BGO's clients' shares are "blocked," which means that BGO is unable to direct selling should it so desire, from the time that it votes until the close of the company meeting. This is clearly a risk to clients, particularly if BGO might consider selling the shares. BGO will therefore only vote in these markets where it views the benefits of voting clients' shares, such as with respect to a merger or acquisition, as exceeding the risks involved.

                                      B-30
                                                                GIAC FUNDS, INC.

                                GIAC FUNDS, INC.

                           PART C. OTHER INFORMATION

Item 23. Exhibits

            Number                   Description
            ------                   -----------

           (a)      --  Registrant's Articles of Incorporation as amended through
                        March 31, 1998(1)

           (b)      --  Registrant's By-Laws(2)

           (c)      --  Not Applicable

           (d)(i)   --  Form of Investment Management Agreement between
                        Guardian Baillie Gifford Limited and Registrant for
                        Baillie Gifford International Fund(3)

           (d)(ii)  --  Form of Investment Management Agreement between
                        Guardian Baillie Gifford Limited and Registrant for
                        Baillie Gifford Emerging Markets Fund(4)

           (d)(iii) --  Form of Sub-Investment Management Agreement between
                        Guardian Baillie Gifford Limited and Baillie Gifford
                        International Fund(5)

           (d)(iv)  --  Form of Supplemental Sub-Investment Management
                        Agreement between Guardian Baillie Gifford Limited and
                        Baillie Gifford Overseas Limited for Baillie Gifford
                        International Fund(6)

           (d)(v)   --  Form of Sub-Investment Management Agreement between
                        Guardian Baillie Gifford Limited and Baillie Gifford
                        Overseas Limited for Baillie Gifford Emerging Markets
                        Fund(7)

           (d)(vi)  --  Form of Investment Management Agreement between
                        Guardian Investor Services Corporation and Registrant for Guardian Small-Cap Stock Fund(8)

           (e)      --  Not Applicable

           (f)      --  Not Applicable

           (g)(i)   --  Form of Custodian Agreement between State Street Bank
                        and Trust Company and Registrant(9)

            (g)(ii) -- Addendum to Custodian Agreement between State Street
                        Bank and Trust Company and Registrant(10)

            (h)     -- Form of Transfer Agency Agreement between State
                        Street Bank and Trust Company and Registrant(11)

            (i)     -- Opinion and Consent of Counsel(15)


            (j)     -- Consent of Ernst & Young LLP


            (k)     -- Not Applicable

            (l)     -- Letter from The Guardian Insurance & Annuity Company,
                        Inc. with respect to providing the initial capital for the Registrant(12)

            (m)     -- Not Applicable


            (n)     -- Not Applicable

            (o)     -- Reserved

            (p)(i)  -- Code of Ethics(14)

            (p)(ii) -- Code of Ethics of Guardian Investor Services LLC and
                       Registrant(16)

            (p)(iii)-- Code of Ethics of Guardian Baillie Gifford Limited and
                       Registrant(17)


            (q)(i)  -- Powers of Attorney executed by the Board of Directors and certain principal officers of the Registrant (13)



            (q)(ii) -- Powers of Attorney executed by certain Directors


-------------



1. Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

2. Incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

3. Incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

4. Incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

5. Incorporated by reference to Exhibit 5(c)(i) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

6. Incorporated by reference to Exhibit 5(c)(ii) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

7. Incorporated by reference to Exhibit 5(d) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 30, 1997.

8. Incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 30, 1997.

9. Incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

10. Incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

11. Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

12. Incorporated by reference to Exhibit 13(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

13. Incorporated by reference to Exhibit (p)(i) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (Reg. No. 33-37833) as filed on April 30, 1999.


14. Incorporated by reference to Exhibit (p)(ii)(II) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A
      (Reg. No. 33-37883) as filed on April 26, 2000.


15. Incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 26, 2004.


16. Incorporated by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (Reg. No. 33-37833) as filed on April 29, 2005.



17. Incorporated by reference to Exhibit (p)(iii) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (Reg. No. 33-37833) as filed on April 29, 2005.


Item 24. Persons Controlled by or Under Common Control with Registrant



      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of June
30, 2005. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.



                                                                                            Percent of
                                                       State of Incorporation            Voting Securities
        Name                                              or Organization                      Owned
       -------                                         ----------------------            -----------------

The Guardian Insurance &                                    Delaware                           100%
  Annuity Company, Inc.
    Guardian Investor Services LLC                          Delaware                           100%
    Guardian Baillie Gifford Limited                        Scotland                            51%
    Park Avenue Securities LLC                              Delaware                           100%

Berkshire Life Insurance Company                            Massachusetts                      100%
of America

Guardian Trust Company, FSB                                 Federal Savings
                                                            Bank                               100%

Park Avenue Life Insurance Company                          Delaware                           100%
  Family Service Life
    Insurance Company                                       Texas                              100%

    Sentinel American Life
     Insurance Company                                      Texas                              100%
Managed Dental Care                                         California                         100%

Private Healthcare Systems, Inc.                            Delaware                          25% of
                                                                                             Class A
                                                                                           14.75% of
                                                                                             Class B

First Commonwealth, Inc.                                    Delaware                           100%

  First Commonwealth Limited Health                         Illinois                           100%
    Services Corporation
  First Commonwealth Limited Health                         Wisconsin                          100%
    Services Corporation
  First Commonwealth of Illinois, Inc.                      Illinois                           100%
  First Commonwealth Reinsurance Company                    Arizona                            100%
  First Commonwealth of Missouri, Inc.                      Missouri                           100%
  First Commonwealth Limited Health                         Michigan                           100%
    Service Corporation of Michigan
  Smileage Dental Services, Inc.                            Wisconsin                          100%
  First Commonwealth Insurance Company                      Illinois                           100%
  First Commonwealth Health Services

Managed DentalGuard, Inc.                                   New Jersey                         100%

Managed DentalGuard, Inc.                                   Texas                              100%

Innovative Underwriters, Inc.                               New Jersey                         100%

Innovative Underwriters of Hawaii Inc.                      Hawaii                             100%

Hanover Acquisition LLC                                     Delaware                           100%

The Guardian Tax-Exempt Fund                                Massachusetts                      88.22%

The Guardian Baillie Gifford                                Massachusetts                      28.59%
  International Growth Fund

The Guardian Investment Quality                             Massachusetts                      38.99%
  Bond Fund

The Guardian Park Avenue Small Cap Fund                     Massachusetts                      31.54%

The Guardian Baillie Gifford                                Massachusetts                      45.09%
 Emerging Markets Fund

The Guardian High Yield Bond Fund                           Massachusetts                      72.13%
The Guardian Small Cap Stock Fund                           Maryland                           54.03%
The Guardian VC Asset Allocation Fund                       Maryland                           51.06%
The Guardian VC 500 Index Fund                              Maryland                           44.85%
The Guardian VC High Yield Bond Fund                        Maryland                           48.76%
The Guardian S&P 500 Index Fund                             Massachusetts                      12.06%
The Guardian Park Avenue Fund                               Massachusetts                      13.28%

Guardian UBS Large Cap Value Fund                           Massachusetts                      94.99%
Guardian UBS Small Cap Value Fund                           Massachusetts                      90.91%
Guardian UBS VC Large Cap                                   Maryland                           85.81%
 Value Fund
Guardian UBS VC Small Cap                                   Maryland                           50.76%
 Value Fund
The Guardian Low Duration Bond Fund                         Massachusetts                      90.47%
The Guardian VC Low Duration Bond Fund                      Maryland                           39.14%

Item 25. Indemnification

     Reference is made to Article EIGHTH, Section 2 of Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement on Form N-1A on November 19, 1990 and incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant has agreed to indemnify the disinterested Directors of the Registrant under certain circumstances, including but not limited to, if a disinterested Director is called as a third-party witness in a legal proceeding by reason of his or her status as a Director of the Registrant.

Item 26. Business and Other Connections of Registrant's Investment Adviser and Sub-Investment Adviser

     At present, Guardian Baillie Gifford Limited ("GBG"), the investment manager for two series of GIAC Funds, Inc., is exclusively engaged in the business of acting as the investment manager to the Registrant and two other series funds of The Park Avenue Portfolio, a registered investment company underwritten and distributed by Guardian Investor Services LLC. GBG's principal business address is 1 Greenside Row, Edinburgh EH1 3AN, Scotland. A list of GBG's executive officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant.

                                  Position             Other Substantial
         Name                     with GBG           Business Affiliations
         ----                     --------           ---------------------
Richard Burns                     Director   Partner: Baillie Gifford &
                                             Co.* Director: Baillie Gifford
                                             Overseas Limited.

Edward H. Hocknell                Director   Partner: Baillie Gifford & Co.*
                                             Director: Baillie Gifford Overseas
                                             Limited*

Rowan Robin Menzies               Director   Partner: Baillie Gifford & Co.*
                                             Director: Baillie Gifford Overseas
                                             Limited*

Bruce C. Long                     Director   Executive Vice President:
                                             The Guardian Life Insurance Company
                                             of America.**

Dennis J. Manning                 Director   President and Chief Executive Officer:
                                             The Guardian Life Insurance Company
                                             of America.**

Thomas G. Sorell                  Director   Executive Vice President and
                                             Chief Investment Officer:
                                             The Guardian Life Insurance Company
                                             of America.**

-----------
*  Principal business address is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.


** Principal business address is 7 Hanover Square, New York, New York 10004.

     Baillie Gifford Overseas Limited ("BGO") acts as the sub-investment manager for the Registrant and one other Guardian-sponsored mutual fund and provides investment management services to institutional clients outside of the United Kingdom. BGO is wholly owned by Baillie Gifford & Co. which is an investment management firm providing independent investment management services to investment trusts, unit trusts, pension funds, charitable funds and other institutional clients primarily located in the United Kingdom.

     A list of BGO's directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each individual in his capacity as director of BGO is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

                        Position    Other Substantial
      Name              with BGO    Business Affiliations*
      ----              --------    ----------------------
James K. Anderson       Director    Partner: Baillie Gifford & Co.
                                    Director: Baillie Gifford & Co. Limited

Edward H. Hocknell**    Director    Partner: Baillie Gifford & Co.

Gareth A. Howlett       Director    Director: Toyo Trust Baillie Gifford
                                    Limited

J. Ross Lidstone        Director    Partner: Baillie Gifford & Co.

Gill E. Meekison        Director    Director: Baillie Gifford Savings
                                    Management Limited

R. Robin Menzies**      Director    Partner: Baillie Gifford & Co.

-------------
* Principal business address of each entity is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.
**   Director of GBG, the Registrant's investment manager.

Guardian Investor Services LLC

      Guardian Investor Services LLC ("GIS") acts as the sole investment adviser for The Guardian Small Cap Stock Fund. It also serves as adviser to the five of the six Guardian Variable Contract Funds, Inc., namely, the Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC Low Duration Bond Fund, The Guardian VC High Yield Bond Fund and the Guardian VC 500 Index Fund, The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and 9 of the 13 series funds which comprise The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Cash Management Fund, The Guardian Asset Allocation Fund, and the Guardian S&P 500 Index Fund, the Guardian High Yield Bond Fund, the Guardian Park Avenue Small Cap Fund. GIS is also the manager of The Gabelli Capital Asset Fund. GIS' principal business address is 7 Hanover Square, New York, New York 10004. In addition, GIS is the distributor of the Park Avenue Portfolio and variable annuities and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through certain of its separate accounts. These separate accounts are all unit investment trusts registered under the Investment Company Act of 1940, as amended.

      A list of GIS' officers and managers is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

     Name                  Position(s) with GIS          Other Substantial Business, Profession, Vocation or Employment
     ----                 ----------------------         --------------------------------------------------------------
Robert E. Broatch         Manager                   Executive Vice President & Chief Financial Officer, The Guardian Life
                                                    Insurance Company of America since 7/02. Executive Vice President and
                                                    Chief Financial Officer, GAB prior thereto. Director, The Guardian
                                                    Insurance & Annuity Company, Inc.

Armand M. de Palo         Manager                   Executive Vice President and Chief Actuary, The Guardian Life Insurance
                                                    Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Gary B. Lenderink         Manager                   Executive Vice President, The Guardian Life Insurance Company of America.
                                                    Director, The Guardian Insurance & Annuity Company, Inc.

Bruce C. Long             President and Manager     Executive Vice President, Equity, The Guardian Life Insurance Company of
                                                    America. President and Director, The Guardian Insurance & Annuity Company, Inc.

Dennis J. Manning         Manager                   President & Chief Executive Officer, The Guardian Life Insurance Company of
                                                    America since 1/03; President & Chief Operating Officer, 1/02 to 12/02;
                                                    Executive Vice President & Chief Operating Officer prior thereto. Director,
                                                    The Guardian Insurance & Annuity Company, Inc.

Richard A. Cumiskey       Senior Vice President     Second Vice President, Equity Administration and Oversight, The Guardian Life
                          and Chief Compliance      Insurance Company of America; Senior Vice President and Chief  Compliance
                          Officer                   Officer, The Guardian Insurance and Annuity Company, Inc. Officer of the
                                                    Guardian-sponsored mutual funds.

Frank L. Pepe             Senior Vice President     Vice President and Equity Controller, The Guardian Life Insurance Company of
                          and Controller            America. Senior Vice President and Controller, The Guardian Insurance and
                                                    Annuity Company, Inc. since 2004; Vice President and Controller prior thereto.
                                                    Officer of the Guardian-sponsored mutual funds.

Richard T. Potter, Jr.    Senior Vice President     Vice President and Equity Counsel, The Guardian Life Insurance Company of
                          and Counsel               America. Senior Vice President and Counsel, The Guardian Insurance and Annuity
                                                    Company, Inc. since 2004; Vice President and Counsel prior thereto.  Officer of the Guardian-sponsored mutual funds.

Thomas G. Sorell          Executive Vice            Executive Vice President and Chief Investment Officer, The Guardian Life
                          President and Chief       Insurance Company of America since 2003.  Senior Managing Director, Investments,
                          Investment Officer        prior thereto.  Executive Vice President and Chief Investment Officer, The
                                                    Guardian Insurance and Annuity Company, Inc. President of the Guardian-sponsored mutual funds.

Donald P. Sullivan        Senior Vice President     Vice President, The Guardian Life Insurance Company of America. Senior Vice
                                                    President, The Guardian Insurance and Annuity Company, Inc. since 2004; Vice
                                                    President prior thereto.

Peggy L. Coppola          Senior Vice President     Vice President, The Guardian Life Insurance Company of America. Senior Vice
                                                    President, The Guardian Insurance and Annuity Company, Inc. since 2004; Vice
                                                    President prior thereto.

Joseph A. Caruso          Manager, Senior Vice      Director, Senior Vice President and Corporate Secretary, The Guardian Life
                          President and Secretary   Insurance Company of America since 2005. Senior Vice President and Secretary prior thereto.  Director, Senior Vice President and Secretary, The Guardian
                                                    Insurance and Annuity Company, Inc. Officer of the Guardian-sponsored mutual funds.



Item 27. Principal Underwriters

      (a) GIS is the principal underwriter and distributor of the thirteen series funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund. In addition, GIS is the distributor of variable annuities and variable life insurance policies issued issued by GIAC through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contractowners.

      (b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.

                                 Position(s)                        Position(s)
       Name                   with Underwriter                    with Registrant
       -----                   ---------------                    ---------------
Robert E. Broatch           Manager                               None
Armand M. de Palo           Manager                               None
Gary B. Lenderink           Manager                               None
Bruce C. Long               President & Manager                   None
Dennis J. Manning           Manager                               Chairman of the Board
Thomas G. Sorell            Executive Vice President
                              and Chief Investment Officer        President
Frank C. Pepe               Senior Vice President and
                              Controller                          Senior Vice President
                                                                     and Treasurer
Richard T. Potter, Jr.      Senior Vice President                 Senior Vice President
                              and Counsel                            and Counsel
Donald P. Sullivan, Jr.     Senior Vice President                 Vice President
Peggy L. Coppola            Senior Vice President                 None
Joseph A. Caruso            Manager, Senior Vice President        Senior Vice President
                              and Corporate Secretary                and Corporate Secretary

      (c) Not Applicable.

(c) Not Applicable.

Item 28. Location of Accounts and Records

     Most of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained on behalf of the Registrant by the custodian and transfer agent, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. Documents constituting the Registrant's corporate records are maintained on behalf of the Registrant by The Guardian Insurance & Annuity Company, Inc. at 7 Hanover Square, New York, New York 10004.

Item 29. Management Services

     Pursuant to an administrative and secretarial agreement between GBG and Baillie Gifford & Co., the latter will furnish office space, clerical staff, services and facilities required by GBG in connection with its obligations under the Investment Management Agreement between GBG and the Registrant for an annual fee of 10,000 (British Pounds) (approximately $20,000).

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, GIAC Funds, Inc. (formerly GBG Funds, Inc. and formerly Baillie Gifford International Fund, Inc.) certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 16th day of November, 2005.



                                   GIAC FUNDS, INC.

                                   By      /s/ THOMAS G. SORELL
                                      --------------------------------
                                               Thomas G. Sorell
                                                 President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates reflected below.


s/THOMAS G. SORELL                President
-----------------------------     (Principal Executive
  Thomas G. Sorell                Officer)

s/FRANK L. PEPE*                  Vice President and Treasurer
-----------------------------     (Principal Financial
  Frank L. Pepe                   and Accounting Officer)

s/KATHLEEN C. CUOCOLO*            Director
-----------------------------
  Kathleen C. Cuocolo


s/FRANK J. FABOZZI*               Director
-----------------------------
  Frank J. Fabozzi

s/ARTHUR V. FERRARA*              Director
-----------------------------
  Arthur V. Ferrara

s/LEO R. FUTIA*                   Director
-----------------------------
  Leo R. Futia

                                  Director
-----------------------------
  William N. Goetzmann


s/ANNE M. GOGGIN*                 Director
-----------------------------
  Anne M. Goggin

s/WILLIAM W. HEWITT, JR.*         Director
-----------------------------
  William W. Hewitt, Jr.

s/SIDNEY I. LIRTZMAN*             Director
-----------------------------
  Sidney I. Lirtzman

s/DENNIS J. MANNING*              Director
-----------------------------
  Dennis J. Manning

s/STEVEN J. PAGGIOLI*             Director
-----------------------------
  Steven J. Paggioli


s/ROBERT G. SMITH*                Director
-----------------------------
  Robert G. Smith

*By /s/FRANK L. PEPE                                          November 16, 2005
   -------------------------
       FRANK L. PEPE
 Pursuant to a Power of Attorney